UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.                                         )

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The CATO Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 20, 2020

Dear Shareholder:

The Annual Meeting of Shareholders to be held at the Corporate Office of the Company, 8100 Denmark Road, Charlotte, North Carolina 28273 on Thursday, May 21, 2020 at 11:00 A.M., Eastern Time.

The Notice of the Annual Meeting of Shareholders and Proxy Statement are attached. The matters to be acted upon by our shareholders are set forth in the Notice of Annual Meeting of Shareholders and discussed in the Proxy Statement.

We would appreciate your signing, dating, and returning to the Company the enclosed proxy card in the enclosed postage paid envelope or voting online or telephonically at your earliest convenience.

Although we still intend to hold the Annual Meeting in person, we are actively monitoring developments related to the coronavirus (COVID-19) and are sensitive to the public health concerns and the protocols that federal, state and local governments may impose. In the event that alternative arrangements for our Annual Meeting become required or advisable, we will announce these arrangements as promptly as practicable, which may include holding the meeting partially or solely by means of remote communication. Please monitor our website at www.catofashions.com/info/investor-relations for updated information and check the website in advance of the meeting. Please retain your 16-digit control number, which can be found on your proxy card and on the instructions that accompanied your proxy materials, as this control number will be necessary to facilitate your remote participation if the meeting format is changed.

Sincerely yours,

JOHN P. D. CATO

Chairman, President and Chief Executive Officer

8100 Denmark Road

P.  O. Box 34216

Charlotte, NC 28234

(704) 554-8510

The Cato Corporation

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MAY 21, 2020

TO THE SHAREHOLDERS OF THE CATO CORPORATION

Notice is hereby given that the Annual Meeting of Shareholders of The Cato Corporation (the “Company”) will be held on Thursday, May 21, 2020 at 11:00 A.M., Eastern Time, at the Corporate Office of the Company, 8100 Denmark Road, Charlotte, North Carolina 28273, for the following purposes:

1.     To elect as Directors of the Board Pamela L. Davies, Thomas B. Henson and Bryan F. Kennedy, III, each for a term expiring in 2023 and until their successors are elected and qualified;

2.     To approve the Company’s Amended and Restated Certificate of Incorporation to provide the Board the power to adopt, amend or repeal the Company’s By-Laws, as amended (the “Bylaws”), along with certain technical changes, to align with a majority of public companies;

3.     To ratify the Board’s previously adopted amendments to the Bylaws, including:

a.     To vest the Chairman and Chief Executive Officer with authority to appoint other officers and reassign duties, similar to many public companies (adopted on January 28, 1993);

b.     To authorize the Company to issue uncertificated shares, as required by New York Stock Exchange rule (adopted on December 6, 2007); and

c.     To change the maximum days in advance of a stockholder meeting, dividend payment or other events that a record date may be set from not more than fifty (50) days in advance to not more than sixty (60) days in advance, in accordance with Delaware law (adopted on February 26, 2009).

4.     To approve the Company’s Amended and Restated Bylaws;

5.     To approve, on an advisory basis, the Company’s executive compensation;

6.     To ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 30, 2021;

7.     To consider and act upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on March 23, 2020 as the record date for determination of shareholders entitled to notice of, and to vote, at the meeting or any adjournments thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this notice. As described in the Proxy Statement, although our current certificate of incorporation does not include a provision providing our board of directors the power to adopt, amend or repeal our Bylaws, since the time of our initial public offering in 1987, our Board has amended our Bylaws to effect the following changes:

●     to vest the Chairman and Chief Executive Officer with authority to appoint other officers and reassign duties (adopted on January 28, 1993);

●     to authorize the Company  to  issue  uncertificated shares, as required  by  New  York  Stock  Exchange  rule (adopted on December 6, 2007); and

●     To change the date range for setting a record date from not more than fifty (50) nor less than ten (10) days prior to the meeting or date for payment to not more than sixty (60) nor less than ten (10) days in advance (adopted on February 26, 2009).

Our Board has determined that it is in the best interest of the Company and our stockholders to ratify, and has approved the ratification of, each of these Bylaw amendments in accordance with Section 204 of the Delaware General Corporation Law (“DGCL”) and Delaware common law. This notice constitutes the notice required to be given to our stockholders under Section 204 of the DGCL in connection with such ratification. Under Section 204 of the DGCL, when a matter is submitted for ratification at a stockholder meeting, any claim that a defective corporate act ratified under Section 204 is void or voidable due to the failure of authorization, or that the Delaware Court of Chancery should declare in its discretion that a ratification in accordance with Section 204 of the DGCL not be effective or be effective only on certain conditions, must be brought within 120 days from the validation effective time, which would be the time the stockholders approve the ratification.

Although we still intend to hold the Annual Meeting in person, we are actively monitoring developments related to the coronavirus (COVID-19) and are sensitive to the public health concerns and the protocols that federal, state and local governments may impose. In the event that alternative arrangements for our Annual Meeting become required or advisable, we will announce these arrangements as promptly as practicable, which may include holding the meeting partially or solely by means of remote communication. Please monitor our website at www.catofashions.com/info/investor-relations for updated information and check the website in advance of the meeting. Please retain your 16-digit control number, which can be found on your proxy card and on the instructions that accompanied your proxy materials, as this control number will be necessary to facilitate your remote participation if the meeting format is changed.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 21, 2020:

This Proxy Statement, the accompanying proxy card and The Cato Corporation Annual Report on Form 10-K for the 2019 fiscal year is available at:

www.catofashions.com/info/investor-relations

By Order of the Board of Directors

Christin J. Reische

Assistant Secretary

Dated: April 20, 2020

SHAREHOLDERS ARE URGED TO SIGN AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE PAID ENVELOPE OR VOTE ONLINE OR TELEPHONICALLY TO ENSURE A QUORUM AT THE MEETING. THIS IS IMPORTANT WHETHER YOU OWN FEW OR MANY SHARES. DELAY IN RETURNING YOUR PROXY MAY SUBJECT THE COMPANY TO ADDITIONAL EXPENSE.

The Cato Corporation

8100 Denmark Road Charlotte, North Carolina 28273

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of The Cato Corporation (the “Company”) for use at the Annual Meeting of Shareholders of the Company (the “meeting”) to be held on May 21, 2020, and at any adjournment or adjournments thereof. This Proxy Statement and the accompanying proxy card are first being mailed to shareholders on or about April 20, 2020.

Only shareholders of record at the close of business on March 23, 2020 are entitled to notice of and to vote at the meeting. As of March 23, 2020, the Company had outstanding and entitled to vote 21,881,638 shares of Class A Common Stock (“Class A Stock”) and 1,763,652 shares of Class B Common Stock (“Class B Stock”). Holders of Class A Stock are entitled to one vote per share and holders of Class B Stock are entitled to ten votes per share. Holders of Class A Stock and holders of Class B Stock vote as a single class.

In the event that alternative arrangements for the meeting become required or advisable, we will announce these arrangements as promptly as practicable, which may include holding the meeting partially or solely by means of remote communication. Please monitor our website at www.catofashions.com/info/investor-relations for updated information and check the website in advance of the meeting. Please retain your 16-digit control number, which can be found on your proxy card and on the instructions that accompanied your proxy materials, as this control number will be necessary to facilitate your remote participation if the meeting format is changed.

All proxies properly executed and received prior to the meeting will be voted at the meeting. If a shareholder specifies how the proxy is to be voted on any of the business to come before the meeting, the proxy will be voted in accordance with such specification. If no specification is made, the proxy will be voted FOR the election of nominees Pamela L. Davies, Thomas B. Henson and Bryan F. Kennedy, III, FOR approval of the Company’s Amended and Restated Certificate of Incorporation to expressly authorize the Board to amend the Company’s Bylaws, as amended, along with certain technical changes, FOR ratification of the Board’s previously adopted amendments to the Bylaws, FOR approval of the Company’s Amended and Restated Bylaws, FOR the resolution approving the Company’s executive compensation program, and FOR the  ratification  of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending January 30, 2021. A proxy may be revoked at any time prior to its exercise by written notice to the Secretary of the Company at the Corporate Office of the Company, by executing and delivering a proxy with a later date, or by voting in person at the meeting.

If you plan to attend and vote at the meeting and your shares are held in the name of a broker or other nominee, please bring with you a proxy or letter from the broker or nominee to confirm your ownership of shares.

In accordance with applicable Delaware law and the Company’s Bylaws, the holders of a majority of the combined voting power of Class A Stock and Class B Stock present in person or represented by proxy at the meeting will constitute a quorum. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum. Broker non-votes arise when beneficial shareholders do not give their banks, brokers or other nominees’ instructions for voting their shares and the banks, brokers or other nominees do not have authority to vote the shares on a matter because the matter is not considered routine. The only such routine item on the ballot for which uninstructed banks or other nominees may vote is the ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm.

With regard to the election of directors, votes may either be cast in favor of or withheld and, assuming the presence of a quorum, directors will be elected by a plurality of the votes cast. Votes that are withheld will be excluded entirely from the vote and will have no effect on the outcome of the election. Abstentions and broker non-votes are not counted for purposes of election of directors. The affirmative vote of 66 2/3% of the combined voting power of the Class A Stock and Class B Stock entitled to vote is required to approve the Company’s Amended and Restated Certificate of Incorporation. The affirmative vote of a majority of the combined voting power of the Class

A Stock and Class B Stock entitled to vote is required to ratify each of the Board’s previously adopted amendments to the Bylaws. The affirmative vote of a majority of the combined voting power of the Class A Stock and Class B Stock entitled to vote is required to approve the Company’s Amended and Restated Bylaws. The affirmative vote of a majority of the combined voting power of the Class A Stock and Class B Stock present in person or represented by proxy at the meeting and entitled to vote is required to approve the non-binding advisory vote on the Company’s executive compensation. The ratification of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm requires the affirmative vote of a majority of the combined voting power of the Class A Stock and Class B Stock present in person or represented by proxy at the meeting and entitled to vote. On any proposal other than the election of directors, abstentions and broker non-votes will have the same effect as a vote against the proposal.

The Company will bear the cost of this solicitation including the expense of preparing, printing, and mailing these proxy materials to shareholders. The Company will reimburse brokers, dealers, banks, and other custodians, nominees, and fiduciaries for their reasonable expenses in forwarding proxy solicitation materials to beneficial owners of the Company’s Class A Stock and Class B Stock and securing their voting instructions. The Company has also retained Georgeson, LLC., a proxy solicitation firm, to assist in the solicitation of proxies for a fee of $9,500.00 plus reasonable out-of-pocket expenses.

The independent election inspector(s) appointed for the Annual Meeting will determine whether or not a quorum is present and will tabulate votes cast by proxy or in person at the Annual Meeting.

These proxy materials are available in PDF and HTML format at www.catofashions.com/info/investor-relations and will remain posted until the conclusion of the meeting. Information on the Company’s website, however, does not form a part of this Proxy Statement.

SECURITY OWNERSHIP OF CERTAIN OWNERS AND MANAGEMENT

The following table sets forth, as of March 23, 2020, certain information regarding the ownership of the outstanding shares of Class A Stock and Class B Stock by (i) each director and nominee, (ii) each person who is known by the Company to own more than 5% of such stock, (iii) each executive officer listed in the Summary Compensation Table, and (iv) all directors and executive officers as a group. Unless otherwise indicated in the footnotes below, each shareholder named has sole voting and investment power with respect to such shareholder’s shares. Unless otherwise indicated, the address of each shareholder listed below is 8100 Denmark Road, Charlotte, North Carolina 28273.

	Shares Beneficially Owned (1)				Percent
	Class A Stock	Class B Stock			of Total
Name of Beneficial Owner	Number	Percent of Class	Number	Percent of Class	Voting Power

John P. D. Cato (2)	753,102	3.4	1,763,652	100.0	46.5
John R. Howe	134,170	*	--	--	*
M. Tim Greer	81,044	*	--	--	*
Gordon D. Smith	73,479	*	--	--	*
Thomas B. Henson	21,380	*	--	--	*
Bryan F. Kennedy, III	17,588	*	--	--	*
Thomas E. Meckley	19,392	*	--	--	*
Bailey W. Patrick	20,392	*	--	--	*
D. Harding Stowe	30,726	*	--	--	*
Pamela L. Davies	6,724	*	--	--	*
Theresa J. Drew	3,095	*	--	--	*
All directors, nominees and executive officers as a group (11 persons)	1,161,092	5.3	1,763,652	100.0	47.6
BlackRock, Inc. (3)	3,546,735	16.2	--	--	9.0
The Vanguard Group, Inc. (4)	1,421,951	6.5	--	--	3.6
Wellington Management Group, LLP, et al. (5)	1,339,906	6.1	--	--	3.4
Dimensional Fund Advisors, LP (6)	1,928,079	8.8	--	--	4.9

*     Less than 1%

(1)     Includes the vested interest of executive officers in the Company’s Employee Stock Ownership Plan and Employee Stock Purchase Plan. The aggregate vested amount credited to their accounts as of March 23, 2020 was 101,247 shares of Class A Stock.

(2)     The amount shown for Class A Stock and Class B Stock includes 14,762 shares and 3,000 shares, respectively, held by Mr.

Cato’s wife. Mr. Cato disclaims beneficial ownership of shares held directly or indirectly by his wife.

(3)     Based on an amended Schedule 13G filed by this shareholder with the Securities and Exchange Commission on or about February 3, 2020. The address of this shareholder is 55 East 52nd Street, New York, NY 10055. This shareholder reports sole voting power over 3,471,565 of the reported shares.

(4)     Based on an amended Schedule 13G filed by this shareholder with the Securities and Exchange Commission on or about February 10, 2020. The address of this shareholder is 100 Vanguard Blvd., Malvern, Pennsylvania 19355. This shareholder reports shared dispositive power with respect to 19,993 of the reported shares and shared voting power with respect to 1,672 of the reported shares.

(5)     Based on an amended Schedule 13G filed by this shareholder with the Securities and Exchange Commission on or about January 8, 2020. The address of this shareholder is 280 Congress Street, Boston, Massachusetts 02210. This shareholder reports shared dispositive power over all of the reported shares and shared voting power with respect to 1,202,874 of the reported shares.

(6)     Based on an amended Schedule 13G filed by this shareholder with the Securities and Exchange Commission on or about February 12, 2020. The address of this shareholder is Building One 6300 Bee Cave Road, Austin, TX 78746. The shareholder reports sole voting power over 1,845,046 of the reported shares.

PROPOSAL 1 – ELECTION OF DIRECTORS

The Board of Directors, currently consisting of eight members, is divided into three classes with terms expiring alternately over a three-year period. The terms of three incumbent directors, Pamela L. Davies, Thomas B. Henson and Bryan F. Kennedy, III expire at this year’s Annual Meeting. The directors have been recommended by the Corporate Governance and Nominating Committee and nominated by the Board for re-election and to serve until the 2023 Annual Meeting and until their successors are elected and qualified. The Corporate Governance and Nominating Committee reviews and recommends, and the Board nominates, director candidates in accordance with the Company’s Bylaws and the policies described below under “Corporate Governance Matters – Director Nomination Criteria and Process.”

It is the intention of the persons named in the proxy to vote for Pamela L. Davies, Thomas B. Henson and Bryan F. Kennedy, III to serve until the 2023 Annual Meeting and until their successors are elected and qualified, except to the extent authority to so vote is withheld with respect to one or more nominees. Should any nominee be unable to serve, which is not anticipated, the proxy will be voted for the election of a substitute nominee selected by the Board of Directors. The three nominees shall be elected by a plurality of the votes of Class A Stock and Class B Stock voting as a single class.

The directors recommend that shareholders vote FOR the election of Dr. Davies and Messrs. Henson and Kennedy as members of the Board of Directors.

As discussed in the Director Nomination Criteria and Process section below, the Board believes its directors possess a diverse and extensive background of knowledge and both professional and life experience that can support growth, evaluate risk and provide sufficient oversight to the Company. The members of the Board were selected based on their professional achievements, broad experience, wisdom, character, integrity, ability to make independent, analytical inquiries and intelligent decisions, sound and mature business judgment, ability to understand the business environment and ability to collaborate in an effective manner at the Board level. In addition, individual directors were selected based on many factors including, but not limited to, the following:

●     Experience at the director and executive level with publicly traded as well as private companies;

●     Knowledge of and experience in the development and leasing of commercial real estate;

●     Financial expertise including experience in public accounting; and

●     Knowledge of the retail industry.

In particular, for each director identified below, the Board believes that the sum of the experience, qualifications, attributes and skills described below in such director’s biographical information qualifies that director for service on the Board of Directors.

Nominees

Information with respect to each nominee, including biographical data for at least the last five years, is set forth below.

Dr. Pamela L. Davies, 63, has been a director of the Company since April 2018. Dr. Davies was the President of Queens University of Charlotte, Charlotte, North Carolina, from 2002 to 2019. Prior to that, she was Dean of the McColl School of Business at Queens University of Charlotte from 2000 to 2002. She is currently a director of the YMCA, USA Sonoco Products, Inc., and Atrium Health. She was previously a director of Charming Shoppes from 1998 to 2009, C&D Technologies, Inc. from 1998 to 2010, and Family Dollar Stores, Inc. from 2009 to 2015. The Board concluded that Dr. Davies is qualified to serve as a Board member based on her background in business education and Board experience with other retailers and public companies, among other skills and attributes.

Thomas B. Henson, 65, has been a director of the Company since May 2011. Mr. Henson is a licensed attorney and is a founder and has served as CEO of American Spirit Media, LLC, which owns network-affiliated television stations in the south and mid-west. Mr. Henson practiced law at the firm of Robinson, Bradshaw & Hinson in Charlotte, North Carolina, from 1980 to 1999. Mr. Henson is an investor in several privately owned real estate, hospitality and leisure related businesses. Mr. Henson served on the Boards of Portrait Innovations from 2002 to 2017, and Park Sterling Bank from 2006 to 2017. The Board concluded Mr. Henson is qualified to serve as a Board member based on his experience in electronic and print media and legal experience with retail companies, among other skills and attributes.

Bryan F. Kennedy, III, 62, has been a director of the Company since August 2009. Mr. Kennedy has served as the North Carolina/Virginia Division President for South State Bank since the sale of Park Sterling Corporation (holding company for Park Sterling Bank) to South State Corporation on November 30, 2017. Prior to that, Mr. Kennedy served as President of Park Sterling Bank from 2006 until November 2017 and was a member of its Board from 2006 until 2010. Mr. Kennedy also served as the President of Park Sterling Corporation from January 2011 until 2017, and carried the additional title of Chief Executive Officer of Park Sterling Bank from January 2006 until August 2010. Mr. Kennedy was the North Carolina Market President of Regions Bank, located in Charlotte, North Carolina, from January 2004 to January 2006. The Board concluded that Mr. Kennedy is qualified to serve as a Board member based on his experience in banking and finance, among other skills and attributes.

Continuing Directors

Information with respect to the five continuing members of the Board of Directors, including biographical data for at least the last five years, is set forth below.

John P. D. Cato, 69, has been employed as an officer of the Company since 1981 and has been a director of the Company since 1986. Since January 2004, he has served as Chairman, President and Chief Executive Officer. From May 1999 to January 2004, he served as President, Vice Chairman of the Board and Chief Executive Officer. From June 1997 to May 1999, he served as President, Vice Chairman of the Board and Chief Operating Officer. From August 1996 to June 1997, he served as Vice Chairman of the Board and Chief Operating Officer. From 1989 to 1996, he managed the Company’s off-price concept, serving as Executive Vice President and as President and General Manager of the It’s Fashion! concept from 1993 to August 1996. Mr. Cato previously served as a director of Harris Teeter Supermarkets, Inc., formerly Ruddick Corporation. The Board nominated Mr. Cato based on his knowledge of all aspects of the Company’s business and his substantial experience on and contributions to the Company’s Board, among other skills and attributes.

Theresa J. Drew, 62, has been a director of the Company since May 2019. Ms. Drew was the Managing Partner for the Carolinas practice of Deloitte LLP from 2011 to 2019. Previously, she served as the Managing Partner in San Diego, California, from 2001 to 2011, and as the Partner in Charge of the Audit practice in Phoenix, Arizona, from 1998 to 2001. Ms. Drew started her career with Deloitte in 1979, and primarily served clients in the retail, manufacturing and hospitality industries, and is licensed as a Certified Public Accountant. Ms. Drew has served on the Board of Directors of Sonoco Products Company since 2018. Ms. Drew is a trustee of The University of North Carolina at Charlotte and is Chair of the Board of Directors of the YMCA of Greater Charlotte. The Board nominated Ms. Drew based on her experience in public accounting, among other skills and attributes.

Thomas E. Meckley, 75, has been a director of the Company since May 2009. Mr. Meckley formerly served as a consultant to Agility Recovery Solutions, an onsite mobile business continuity solutions company, from 2005 through May 2015. He was employed by the public accounting firm of Ernst & Young LLP from 1967 to 2005 and served as a Managing Partner of the Charlotte, North Carolina, office from 1985 to 1995. Mr. Meckley previously served on the Board of Trustees of Elizabethtown College, a liberal arts college in Pennsylvania. The Board nominated Mr. Meckley based on his experience in public accounting, among other skills and attributes.

Bailey W. Patrick, 58, has been a director of the Company since May 2009. Since October 2010, Mr. Patrick has been a Managing Partner of MPV Properties LLC, formerly Merrifield Patrick Vermillion, LLC, a privately held company specializing in real estate brokerage and development services. Mr. Patrick served as a Managing Partner of Merrifield Patrick from February to October 2010 and President of Bissell-Patrick, LLC from 1999 to 2010, both predecessor firms to Merrifield Patrick Vermillion, LLC, holding various other positions with Bissell-Patrick since 1984. He also serves on the Board of Directors for the Carolina Thread Trail in Charlotte, North Carolina, a Trustee for the YMCA of Greater Charlotte and Trustee of Queens University. He previously served on the Board of Directors of Harris Teeter Supermarkets Inc., formerly Ruddick Corporation. The Board nominated Mr. Patrick based on his experience in commercial real estate leasing and development and experience gained in service on other boards, among other skills and attributes.

D. Harding Stowe, 64, has been a director of the Company since February 2005. Mr. Stowe was the President and Chief Executive Officer of R.L. Stowe Mills, Inc. from 1994 to 2009. Mr. Stowe also has been the Chairman and Chief Executive Officer of New South Pizza (Brixx Wood Fired Pizza) since 1997. Additionally, he serves as the Secretary and Treasurer of The Stowe Foundation, Inc., as the President of the Daniel J. Stowe Botanical Garden, and as the Vice President of Seven Oaks Farm Foundation. The Board concluded that Mr. Stowe is qualified to serve as a Board member based on his experience in senior management and leadership positions with several companies and boards, among other skills and attributes.

The five continuing members of the Board of Directors are divided into two classes with current terms expiring in 2021 and 2022. On the expiration of each director’s term, his or her successor in office will be elected for a three-year term. The terms of Messrs. Cato, Meckley and Patrick expire in 2021. The terms of Ms. Drew and Mr. Stowe expire in 2022.

PROPOSAL NO. 2

APPROVAL OF AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO PROVIDE THE BOARD THE POWER TO ADOPT, AMEND OR REPEAL THE BYLAWS

General

Under Delaware law, a corporation’s stockholders have the power to adopt, amend or repeal the corporation’s bylaws. The certificate of incorporation may also confer that power concurrently on the board of directors. Predecessor versions of  the Company’s Certificate of Incorporation date back to 1946. Certain versions of these predecessor certificates of incorporation include a provision authorizing the board the power to adopt, amend, or repeal the Company’s Bylaws. However, such a provision was not included in the Company’s Certificate of Incorporation as of the time of the Company’s initial public offering in 1987.

Our Board believes that it was the intent at the time of the 1987 initial public offering to provide the Board with the power to adopt, amend or repeal the Company’s Bylaws. The Bylaws, which were included with the Company’s registration statement filed with the SEC in connection with the Company’s 1987 initial public offering, include a provision stating that either the stockholders or the Board have authority to amend the Bylaws.

Since the time of the Company’s initial public offering, the Board has amended the Bylaws to effect the following changes:

●     to vest the Chairman and Chief Executive Officer with authority to appoint other officers and reassign duties, similar to many public companies (adopted on January 28, 1993);

●     to authorize the Company to issue uncertificated shares, as required by New York Stock Exchange rule (adopted on December 6, 2007); and

●     to change the maximum days in advance of a stockholder meeting, dividend payment or other events that a record date may be set from not more than fifty (50) days in advance to not more than sixty (60) days in advance, consistent with Delaware law (adopted on February 26, 2009).

A more detailed description of these amendments previously adopted by the Board is set forth in Proposal No. 4 (Ratification of Board’s Previously Adopted Amendments to the Bylaws), and Attachment B contains a marked version of the provisions in the current Bylaws as modified by these amendments.

Description of the Proposed Amendment

The Board believes it is in the best interest of the stockholders to provide the Board the power to adopt, amend or repeal our Bylaws. The proposed Amended and Restated Certificate of Incorporation would add the following provision, which is consistent with what the Board believes was the intent at the time of the 1987 initial public offering and is consistent with similar provisions included in the certificates of incorporation of most publicly-traded companies:

THIRTEENTH. The Board of Directors is expressly empowered to adopt, amend or repeal the By-Laws of the Corporation. The stockholders shall also have the power to adopt, amend or repeal the By-Laws of the Corporation; provided, however, that, in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by this Amended and Restated Certificate of Incorporation, such action by stockholders shall require the affirmative vote of the holders of at least a majority of the voting power of all of the then-outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

Attachment [A] includes a marked version of the Company’s current Certificate of Incorporation, as proposed to be amended and restated with the proposed amendments included. In addition to the new provision to give the Board power to amend the Bylaws, the Amended and Restated Certificate of Incorporation includes a number of other technical changes, which are primarily cleanup to make consistent the use of defined terms and similar clarifying changes. A small number of changes that are more substantive are explained below:

●     The deletion of the last sentence in Article FOURTH, Section (A), which states that all issued shares of capital stock as of the date of filing the amendment will be reclassified as Class A Common Stock, has been deleted as relevant only to the legacy certificate of incorporation and not applicable for purposes of this amendment.

●     The deletion of the language in Article TWELFTH, Section (A) that relates to the initial phase-in of the Company’s classified Board has been deleted as no longer pertinent and potentially confusing.

●     The addition of language in Article TWELFTH, Section (B) to include “newly created directorships” in slots that may be filled on the Board and changing the required director vote for filling vacancies and newly created directorships from three directors to a majority of directors is intended to make this provision consistent with the wording in Article III, Section 2 of the Company’s existing Bylaws, which is proposed to be preserved in the Company’s Amended and Restated Bylaws that are being submitted for stockholder approval in Proposal No. 4.

Reasons for the Proposed Amendments to the Certificate of Incorporation

The Board believes that approval of the Amended and Restated Certificate of Incorporation giving our Board power to adopt, amend and repeal our Bylaws is consistent with the intent to confer power on the Board at the time of the Company’s initial public offering to adopt, amend or repeal the Bylaws.

The Board also believes this power is standard among public companies. According to data from FactSet’s SharkRepellent, a corporate governance database, boards of directors have authority to amend the bylaws without stockholder approval at more than 97% of the companies it tracks in each of the S&P 500, S&P 1500 and Russell 3000 indices.

If the Company’s Certificate of Incorporation does not confer power to adopt, amend and repeal the Bylaws upon the board of directors, stockholders would need to approve all future amendments to the Bylaws, which would be burdensome and unnecessary, and is an inefficient use of Company resources. For example, bylaws typically contain provisions pertaining to the  internal operations of a company and its board, such as provisions related to the conduct of board meetings and the appointment of officers. Seeking stockholder approval of every change to these types of provisions would be cumbersome and would involve stockholders in day-to-day aspects of the Company’s governance practices. Adoption of these amendments will facilitate the Board’s ability to efficiently implement and adapt corporate policies and procedures as changing circumstances may necessitate, without having to incur the expense and delay of soliciting proxies and votes from stockholders and holding a meeting of our stockholders. If this proposal is approved, the power that will be conferred upon the directors will not divest or limit the power of stockholders to adopt, amend or repeal our Bylaws.

Vote Requirement and Board Recommendation

Approval of the proposed Amended and Restated Certificate of Incorporation requires the affirmative vote of sixty-six and two- thirds percent (66 2/3%) of the combined voting power of the Class A Stock and Class B Stock entitled to vote. Abstentions and broker non-votes will be counted as present for purposes of determining the presence of a quorum and will have the effect of a vote “against” the proposal.

The Board unanimously proposes and recommends that you vote “FOR” approval of the proposed Amended and Restated Certificate of Incorporation to provide our Board the power to adopt, amend or repeal our Bylaws.

If the proposed Amended and Restated Certificate of Incorporation is approved, it will become legally effective upon the filing of the Amended and Restated Certificate of Incorporation with the Delaware Secretary of State. If stockholders approve the proposal, the Company intends to make that filing promptly after the 2020 Annual Meeting.

If the proposed Amended and Restated Certificate of Incorporation is not approved, as discussed above, the Company will continue to operate under the Bylaws and stockholders will need to approve any future amendments.

PROPOSAL NO. 3

RATIFICATION OF THE BOARD’S PREVIOUSLY ADOPTED AMENDMENTS TO THE BYLAWS

As previously discussed, since the time of the Company’s 1987 initial public offering, the Board has amended the Bylaws to effect the following changes:

●     to vest the Chairman and Chief Executive Officer with authority to appoint other officers and reassign duties, similar to many public companies (adopted on January 28, 1993), the “1993 Amendment”);

●     to authorize the Company to issue uncertificated shares, as required by New York Stock Exchange rule (adopted on December 6, 2007), the “2007 Amendment”); and

●     to change the maximum days in advance of a stock meeting, dividend payment or other events that a record date may be set from not more than fifty (50) days in advance to not more than sixty (60) days in advance, consistent with Delaware law (adopted on February 26, 2009), the “2009 Amendment”.

These amendments were adopted by our Board, but were not adopted by the stockholders. Our Board has determined that it is in the best interests of the Company and its stockholders to ratify each of these Bylaw amendments in accordance with Section 204 of the DCGL and Delaware common law.

Section 204 of the DGCL allows a Delaware corporation, by following specified procedures, to ratify a defective corporate act retroactive to the date the defective corporate act was originally taken. If any one or more of the Bylaw amendments listed above is ratified by stockholders, this ratification will be retroactive to the date the Board approved that Bylaw amendment. This Proxy Statement and the notice provided to stockholders in connection with the annual meeting constitute the notice required to be given to our stockholders under Section 204 of the DGCL in connection with the ratification of these Bylaw amendments.

Attachment [B] to this Proxy Statement contains a marked version of the text of each of the 1993 Amendment, the 2007 Amendment and the 2009 Amendment, showing changes to the respective provisions of the Bylaws affected by these amendments. Each of these amendments is explained in more detail below.

Proposal 3A: Ratification of Bylaw Amendment vesting power in Chairman and Chief Executive Officer to appoint other officers and reassign duties. The 1993 Amendment made certain changes to the first paragraph of Section 1 of Article V relating to the listing of officers that are or may be appointed to the Board and adopted a new second paragraph to vest the Chairman and Chief Executive Officer “with the authority to appoint such other officers and reassign such duties as he may deem appropriate from time to time” and provided that all officers serve at the discretion of the Chairman and Chief Executive Office and that the Chairman and Chief Executive Officer would keep the Board informed of any such appointments and changes at regular Board meetings. The Board has approved the ratification of this Bylaw amendment previously adopted by the Board.

Proposal 3B: Ratification of Bylaw amendment authorizing uncertificated shares. The 2007 Amendment was implemented in a response to a change in New York Stock Exchange rule that required listed companies to provide in their governing documents their stock be issuable in uncertificated as well as certificated form in order to facilitate participation in the Direct Registration Program. Accordingly, the amendment to Sections 1 and 4 of Article VI regarding “Certificates” and “Transfers of Stock” were revised to include wording that contemplated and authorized the issuance of uncertificated shares of stock. The Board has approved the ratification of this Bylaw amendment previously adopted by the Board.

Proposal 3C: Ratification of Bylaw amendment changing the maximum advance period for which a record date may be set from fifty (50) to sixty (60) days. The 2009 Amendment increased the maximum time in advance of a meeting date, dividend date, or other events that a record date could be set from what had previously been fifty (50) days in Article VI, Section 5 to sixty (60 days). The Board has approved the ratification of this Bylaw amendment previously adopted by the Board.

There may be uncertainty regarding the validity and effectiveness of the 1993 Amendment, the 2007 Amendment or the 2009 Amendment or actions taken in reliance on the 1993 Amendment, the 2007 Amendment or the 2009 Amendment. Accordingly, we are submitting these amendments for ratification by the stockholders.

Vote Requirement and Board Recommendation

Ratification of each of these Bylaw amendments requires the affirmative vote of a majority of the combined voting power of the Class A Stock and Class B Stock entitled to vote. Abstentions and broker non-votes will be counted as present for purposes of determining the presence of a quorum and will have the effect of a vote “against” each proposal.

The Board unanimously proposes and recommends that you vote “FOR” approval of each proposal described above to ratify amendments to the Bylaws that were previously adopted by the Board.

The ratification of any one or more of the Bylaw amendments described above is not conditioned on the approval of Proposal No. 2 (approval of the Company’s Amended and Restated Certificate of Incorporation) or on Proposal No. 4 (approval of the Company’s Amended and Restated Bylaws). If the stockholders approve Proposal No. 2, but do not approve Proposal No. 4 or one or more of the Bylaw amendments previously adopted by the Board, the Board may adopt any or all such non-ratified amendments any time in the future. Also, if the stockholders ratify one or more of the previously adopted Bylaw amendments described above, any such ratified provisions will become a part of the Company’s Bylaws, even if the stockholders do not approve Proposal No. 4 (approval of the Amended and Restated Bylaws).

Time Limitations on Legal Challenges to the Ratifications

If stockholders ratify any Bylaw amendment described above, under the DGCL any claim that (1) the ratified Bylaw amendment is void or voidable due to a failure of authorization, or (2) the Delaware Court of Chancery should declare in its discretion that the ratification of that Bylaw amendment not be effective or be effective only on certain conditions, must be brought within 120 days from the time the stockholders approved that ratification.

PROPOSAL NO. 4

APPROVAL OF AMENDED AND RESTATED BYLAWS

General

Our Board has determined that it is in the best interests of the Company and our stockholders to approve the proposed Amended and Restated Bylaws of the Company. These amendments are intended to conform the Bylaws to what the Board believes was the original intent prior to the Company’s 1987 initial public offering that the Board have authority to amend the Bylaws, to include substantially similar versions (with changes as discussed below) of the 1993 Amendment, 2007 Amendment and 2009 Amendment adopted by the Board, to conform the Bylaws to the Amended and Restated Certificate of Incorporation that is also being submitted for stockholder approval pursuant to Proposal No. 2 and to make certain other cleanup and technical changes.

Since the time of the Company’s initial public offering, the Board has amended the Bylaws to effect the following changes:

●    to vest the Chairman and Chief Executive Officer with authority to appoint other officers and reassign duties, similar to many public companies (adopted on January 28, 1993);

●    to authorize the Company to issue uncertificated shares, as required by New York Stock Exchange rule (adopted on December 6, 2007); and

●    to change the maximum days in advance of a stockholder meeting, dividend payment or other events that a record date may be set from not more than fifty (50) days in advance to not more than sixty (60) days in advance, consistent with Delaware law (adopted on February 26, 2009).

Attachment [C] to this Proxy Statement contains a marked version of the proposed Amended and Restated Bylaws showing the versions of the 1993 Amendment, the 2007 Amendment and the 2009 Amendment proposed to be included in the Amended and Restated Bylaw. Each of these amendments is explained in more detail below.

The 1993 Amendment made certain changes in the first paragraph of Section 1 of Article V relating to the listing of officers that are or may be appointed by the Board and adopted a new second paragraph to vest the Chairman and Chief Executive Officer “with the authority to appoint such other officers and reassign such duties as he may deem appropriate from time to time” and provided that all officers serve at the discretion of the Chairman and Chief Executive Officer and that the Chairman and Chief Executive Officer would keep the Board informed of any such appointments and changes at regular Board meetings. The 1993 Amendment is proposed to be carried forward in the Amended and Restated Bylaws with minor typographical and cosmetic changes, except that this power would be vested solely in the Chief Executive Officer as opposed to the Chairman and the Chief Executive Officer and would be qualified as “subject to the authority of the Board,” and the statement that officers and agents serve at the discretion of the Chief Executive Officer would be limited to those officers appointed by the Chief Executive Officer.

The 2007 Amendment was implemented in a response to a New York Stock Exchange rule change that required listed companies to provide in their governing documents their stock be issuable in uncertificated as well as certificated form in order to facilitate participation in the Direct Registration Program. Accordingly, the amendment to Sections 1 and 2 of Article VI regarding “Certificates” and “Transfers of Stock” were revised to include wording that contemplated and authorized the issuance of uncertificated shares of stock. The 2007 Amendment is proposed to be carried forward in the Amended and Restated Bylaws with minor typographical and cosmetic changes.

The 2009 Amendment increased the maximum time in advance of a meeting date, dividend payment date or other events that a record date could be set from what had previously been fifty (50) days in Article VI, Section 5 to sixty (60) days. The 2009 Amendment is proposed to be carried forward in the Amended and Restated Bylaws with minor typographical and cosmetic changes.

In addition, the proposed Amended and Restated Bylaws include minor technical, typographical and clarifying changes as shown in Attachment [C]. A small number of changes that are more substantive are explained below:

●    Maximum Number of Directors: The maximum number of directors in the range that is to be set by resolution of the Board pursuant to Article III, Section 1 has been changed from 12 to 15 to conform to the existing Certificate of Incorporation and the proposed Amended and Restated Certificate of Incorporation.

●    Chairman’s Authority to Place New Director in Different Class: Article III, Section 2 has been expanded to permit the Chairman of the Board to place a newly elected director or director filling a vacancy into a Class other than the class of directors in which the newly created directorship or vacancy occurred.

●    Special Board Meetings: Article III, Section 7 has been revised to provide that special board meetings may be called on 24 hours’ notice (as opposed to 2-3 days) and that notice may be given by telephone or electronic transmission.

●    Meeting Communications: Article III, Section 10 regarding Board meetings by telephonic conference has been revised to modernize that provision.

●    Committees: Article III, Section 11 has been modernized for flexibility and accuracy to remove the prescriptive names of certain committees that may not be needed.

●    Compensation of Directors: Article III, Section 12 has been revised to clarify that employee directors are not compensated for their services as directors, but may receive expense reimbursements, and that outside directors receive annual or meeting- based fees.

●    Description of Officer Roles: Numerous Sections in Article V have been revised and modernized to provide additional specificity in officer titles, and flexibility in the description of officer duties, including such duties and powers as prescribed by the Board. Power to appoint additional officers has been conferred on the Chief Executive Officer, rather than jointly with the Chairman, Chief Executive Officer and President. Additionally, gender-specific pronouns such as “he” and “him” have been removed from these descriptions.

●    Amendments: Article IX, Section 1 has been amended to conform it to the terms of new Article THIRTEENTH of the Company’s proposed Amended and Restated Certificate of Incorporation that is the subject of Proposal No. 2.

Reasons for the Proposed Amendments to the Bylaws

The Board believes that these proposed amendments reflected in the proposed Amended and Restated Bylaws, which give effect to the 1993 Amendment, the 2007 Amendment and the 2009 Amendment adopted by the Board, with changes as described above, and make certain cleanup and other changes described above, are consistent with the intent to confer power on the Board at the time of the Company’s 1987 initial public offering to adopt, amend or repeal the Bylaws and are consistent with the Board’s role in overseeing the day-to-day aspects of the Company’s governance practices and freshening the Bylaws from time to time to reflect changing circumstances.

Vote Requirement and Board Recommendation

Approval of the Amended and Restated Bylaws requires the affirmative vote of a majority of the combined voting power of the Class A Stock and Class B Stock entitled to vote. Abstentions and broker non-votes will be counted as present for purposes of determining the presence of a quorum and will have the effect of a vote “against” the proposal.

The Board unanimously proposes and recommends that you vote “FOR” approval of the Amended and Restated Bylaws.

If the proposed Amended and Restated Bylaws are approved, they will become legally effective immediately upon stockholder approval.

Approval of the Amended and Restated Bylaws is not conditioned on the approval of Proposal No. 2 (approval of the Company’s Amended and Restated Certificate of Incorporation) or on any of Proposal Nos. 3A, 3B, or 3C (ratification of the Board’s previously adopted amendments to the Bylaws). If the stockholders adopt Proposal No. 2, but do not approve the Amended and Restated Bylaws, the Board may adopt any or all of the proposed amendments reflected in the Amended and Restated Bylaws at any time in the future. Also, if the stockholders ratify one or more of the previously adopted Bylaw amendments described in Proposal Nos. 3A, 3B, 3C, any such ratified provisions will become a part of the Company’s Bylaws, even if the stockholders do not approve the Amended and Restated Bylaws.

PROPOSAL 5 – A NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Board is committed to corporate governance best practices and recognizes the significant interest of shareholders in executive compensation matters. As part of its commitment to a “pay for performance and retention” based compensation philosophy, and as required by Section 14A of the Securities Exchange Act, the Board will hold a non-binding advisory vote to approve the compensation of our named executive officers. Although this vote is advisory and is not binding on the Board, the Compensation Committee of the Board will take into account the outcome of the vote when considering future executive compensation decisions.

As discussed in the Compensation Discussion and Analysis included in this proxy statement, the Board believes that the current executive compensation program directly links executive compensation to performance and aligns the interests of executive officers with those of shareholders. For example:

●     In 2019, 74% of the CEO’s total compensation potential was performance-based and 32% to 34% of the NEOs’, other than the CEO, total compensation potential was performance-based.

●     NEOs have an annual incentive opportunity to earn a percentage of their base salaries. The CEO’s incentive opportunity is 150% of his base salary and all other NEO’s has an incentive opportunity of 75% of their base salary. Based on the achievement of pre-established performance goals, the payout can range from 0%-100% of this incentive opportunity. Unlike many in our peer group, payouts cannot exceed the annual incentive opportunity, so that achievement of Company performance substantially above pre-established performance goals does not result in payouts in excess of the annual incentive opportunity.

●     We encourage long-term stock ownership by executive officers with restricted stock award features such as five-year vesting with vesting not beginning until the third anniversary of the grant and meaningful ownership requirements before any vested restricted stock may be sold.

●     We do not have any agreements with executive officers that provide for cash severance payments upon termination of employment or in connection with a change in control (e.g., golden parachutes).

●     Executive officers do not earn any additional retirement income under any supplemental executive retirement plan or other employer funded pension.

●     Executive officers are not provided compensation or perquisites such as company funded deferred compensation, housing allowances, reimbursed or employer provided personal air travel, automobile allowances or company funded financial planning services.

●     Executive officers receive 401(k) matching contributions, profit sharing contributions and group term life insurance similar to all eligible employees (sometimes referred to herein as “associates”) of the Company.

For these reasons, the Board recommends that shareholders vote in favor of the following resolution:

“Resolved, that the shareholders approve, on a non-binding advisory basis, the compensation of the named executive officers of The Cato Corporation, as disclosed pursuant to the compensation disclosure rules of the SEC (which disclosure shall include the Compensation Discussion and Analysis, the compensation tables, and any related material).”

The above referenced disclosures appear at pages 20 to 36 of this Proxy Statement.

For the reasons stated above, the Board believes the compensation of our named executive officers is appropriate and recommends a vote FOR approval of this resolution.

MEETINGS AND COMMITTEES

During the fiscal year ended February 1, 2020, the Company’s Board of Directors held five meetings. The Board typically schedules a meeting in conjunction with the Company’s Annual Meeting of Shareholders and expects that all directors will attend the Annual Meeting absent a schedule conflict or other valid reason. All directors attended the Company’s 2019 Annual Meeting.

The Board of Directors, pursuant to authority granted in the Company’s Bylaws, has established a standing Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee. During the fiscal year ended February 1, 2020, the Audit Committee held nine meetings; the Compensation Committee held three meetings and the Corporate Governance and Nominating Committee held three meetings.

All directors attended 100% of the scheduled Board of Directors meetings and applicable Committee meetings during fiscal 2019.

Audit Committee

The Board of Directors established the Audit Committee in accordance with Section 3(a) (58) (A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities regarding the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the safeguarding of the Company’s assets, the independence, qualifications, and performance of the independent auditors, the performance of the Company’s internal audit function, the Company’s internal control over financial reporting and such other matters as the Committee deems appropriate or as delegated to the Committee by the Board of Directors from time to time. See “Corporate Governance Matters - Board of Directors Risk Management Oversight” below for the Committee’s role in that process. During the fiscal year ended February 1, 2020, the Audit Committee held nine meetings. The Board of Directors has determined that each member of the Audit Committee is an independent director in accordance with the independence requirements of the New York Stock Exchange (“NYSE”). In addition, the Board has determined that each member of the Audit Committee meets the heightened standards of independence for audit committee members under the Exchange Act and that each is “financially literate” in accordance with the requirements of the NYSE. No member of the Audit Committee simultaneously serves on the audit committee of more than two other public companies. Messrs. Thomas E. Meckley (Chair), Thomas B. Henson, Bryan F. Kennedy, III, and Ms. Theresa J. Drew are the members of the Audit Committee. The Board of Directors has determined that Thomas E. Meckley, Thomas B. Henson, Bryan F. Kennedy, III, and Theresa J. Drew qualify as audit committee financial experts within the meaning of SEC rules. The Audit Committee operates under a Board-approved charter, a copy of which is available on the Company’s website at www.catofashions.com/info/investor-relations. Additional information concerning the Audit Committee is set forth below under “Proposal 6 – Ratification of Independent Registered Public Accounting Firm.”

Compensation Committee

The Compensation Committee assesses the Company’s overall compensation programs and philosophies.  The  Committee reviews and approves, on an annual basis, the Company’s goals and objectives for compensation of the Chief Executive Officer and evaluates the Chief Executive Officer’s performance in light of those goals and objectives at least annually. Based on this evaluation, the Compensation Committee determines and reports to the Board the Chief Executive Officer’s compensation, including salary, incentive bonus and performance-based equity compensation.

The Compensation Committee also reviews and approves, on an annual basis, the evaluation process and compensation structure of the Company’s other executive officers and evaluates those other officers’ performance at least annually. Based  on  this evaluation, the Compensation Committee determines and reports to the Board the other executive officers’ compensation, including salary, incentive bonus and equity compensation. The Compensation Committee also reviews on an annual basis and recommends to the Board the form and amount of director compensation. In addition, the Compensation Committee grants restricted stock and other awards to associates of the Company and its subsidiaries pursuant to the Company’s benefit and incentive compensation plans and reports such actions to the Board of Directors. See “Corporate Governance Matters - Board of Directors Risk Management Oversight” below for the Committee’s role in that process.

The Compensation Committee has the power to delegate its authority to subcommittees. The chair of any such subcommittee must report regularly to the full Compensation Committee.

The Board of Directors has determined that each member of the Compensation Committee is an independent director in accordance with the independence requirements of the NYSE. Under such rules, the Board has reviewed the source of compensation of each committee member and whether each member is affiliated with the Company, any subsidiary of the Company or an affiliate of a subsidiary of the Company.

The Compensation Committee held three meetings during the fiscal year ended February 1, 2020. The Compensation Committee operates under a Board-approved charter, a copy of which is available on the Company’s website at www.catofashions.com/info/investor-relations. Messrs. D. Harding Stowe (Chair) and Bailey W. Patrick and Dr. Pamela Davies are the members of the Compensation Committee.

Corporate Governance and Nominating Committee

The Corporate Governance and Nominating Committee reviews, evaluates and recommends nominees for the Board of Directors. In addition, the Corporate Governance and Nominating Committee monitors and evaluates the performance of the directors on a periodic basis, individually and collectively. The Committee also periodically reviews the Company’s Governance Guidelines, Code of Conduct and Code of Ethics and recommends changes to the Board of Directors. The Board of Directors has determined that each member of the Corporate Governance and Nominating Committee is an independent director in accordance with the independence requirements of the NYSE. The Corporate Governance and Nominating Committee held three meetings during the fiscal year ended February 1, 2020. The Corporate Governance and Nominating Committee operates under a Board-approved charter, a copy of which is available on the Company’s website at www.catofashions.com/info/investor-relations. Messrs. Bryan F. Kennedy, III (Chair), Thomas B. Henson, Bailey W. Patrick and D. Harding Stowe, Ms. Theresa J. Drew and Dr. Pamela L Davies are the members of the Corporate Governance and Nominating Committee.

CORPORATE GOVERNANCE MATTERS

Corporate Governance Guidelines

In furtherance of its longstanding goal of providing effective governance of the Company’s business and affairs for the benefit of shareholders, the Board of Directors has approved Corporate Governance Guidelines for the Company. The Guidelines are available on the Company’s website at www.catofashions.com/info/investor-relations.

Director Independence

The Board of Directors made a determination as to the independence of each of its members. The Board of Directors determined that each of the following Board members is independent: Dr. Pamela L. Davies, Ms. Theresa J. Drew, Mr. Thomas B. Henson, Mr. Bryan F. Kennedy, III, Mr. Thomas E. Meckley, Mr. Bailey W. Patrick and Mr. D. Harding Stowe. The Board determined that Mr. John P. D. Cato, an employee of the Company, is not independent. The Board made these determinations based upon the definition of an “independent director” set forth in the NYSE listing standards (the “NYSE Independence Tests”). A director will  be independent only if the director has no material relationship with the Company. For purposes of such determination, the Board must affirmatively determine whether a material relationship exists between the director and the Company. This determination is in addition to the analysis under the NYSE Independence Tests and SEC Exchange Act Rules 10A-3 (for Audit Committee members) and 10C-1 (for Compensation Committee members) and must be based on the overall facts and circumstances specific to that director.

In order to assist the Board in making determinations of independence, and consistent with NYSE Independence Tests, a director will not be deemed independent if:

(1)     The director is, or has been within the last three years, an employee of the Company, or an immediate family member is, or has been within the last three years, an executive officer of the Company.

(2)     The director has received, or an immediate family member has received, during any twelve-month period within the last three  years, more than $120,000 in direct compensation from the Company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service).

(3)     The director or an immediate family member is a current partner of a firm that is the Company’s internal or external auditor; the director is a current employee of such a firm; the director has an immediate family member who is a current employee of such a firm and personally works on the Company’s audit; or the director or an immediate family member was within the last three  years (but is no longer) a partner or employee of such a firm and personally worked on the Company’s audit within that time.

(4)     The director or an immediate family member is, or has been within the last three years, employed as an executive officer of another company where any of the Company’s present executive officers at the same time serves or served on that company’s compensation committee.

(5)     The director is a current employee, or an immediate family member is a current executive officer, of a company that has made payments to, or received payments from, the Company for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million, or 2% of such other company’s consolidated gross revenues.

Additionally, the Board of Directors determines annually and at such time that a director is appointed to the Compensation Committee that the members of the Compensation Committee qualify as “outside directors” under Section 162(m) of the Internal Revenue Code (the “Code”), and qualify as “Non-Employee Directors” under Rule 16b-3 of the Exchange Act.

Board Leadership Structure

Mr. John Cato has served in the combined role of Chairman of the Board of Directors and Chief Executive Officer (“CEO”) since 2004. The Board annually considers his effectiveness in both capacities. The Board believes that its current governance structure provides independent Board leadership while deriving benefit from having the CEO serve as the Board chair. This structure provides an opportunity for the individual with primary responsibility for managing the Company’s day-to-day operations in a historically volatile industry segment to chair meetings of the Board as it discusses key business and strategic issues. The Board also believes having the positions combined facilitates the implementation and execution of both the Company’s short- and long-term strategies with a single vision.

As Lead Independent Director, Mr. Bryan Kennedy, III assists the Board in providing independent oversight of the Company’s operations, short- and long-term strategic plans and the Chairman and CEO’s performance and compensation among other duties. The Lead Independent Director, through his role as chair of the Corporate Governance and Nominating Committee, also manages the process of annual director self-assessment and evaluation of the Board as a whole.

Executive Sessions of Non-Management Directors

Non-management Board members meet without management at regularly scheduled executive sessions. In addition, to the extent that the group of non-management directors includes directors that are not independent, at least once a year there will be scheduled an executive session including only independent directors. The Lead Independent Director presides over meetings of the non- management or independent directors.

Board of Directors Risk Management Oversight

As the Company’s principal governing body, the Board of Directors has the ultimate responsibility for overseeing the Company’s risk management practices. As part of its oversight function, the Board reviews and monitors financial, strategic and operational risk through annual and periodic reviews with management.

Pursuant to its charter, the Audit Committee has primary responsibility for monitoring financial reporting risk. As part of its responsibilities, the Committee reviews with management and the independent auditors the Company’s policies in regard to risk assessment and management and assesses the steps management has taken to minimize risks to the Company. The Committee regularly meets with the independent auditor and management, as appropriate, to review significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements. The Audit Committee also reviews the effectiveness and integrity of the Company’s financial reporting processes and the Company’s internal control structure (including both disclosure controls and procedures and internal control over financial reporting).

As part of its oversight responsibilities, the Board of Directors relies upon the Compensation Committee to monitor and assess the Company’s compensation policies and practices as they relate to risk management and risk-taking incentives. On an annual basis, the Committee reviews the Company’s compensation policies and practices to determine how it compensates and incentivizes its associates and whether these policies and practices create risks that are reasonably likely to have a material adverse effect on the Company.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee consists of Messrs. D. Harding Stowe and Bailey W. Patrick and Dr. Pamela L. Davies. Since the beginning of the Company’s last fiscal year, no member of the Compensation Committee is or has been an officer or employee of the Company and no executive officer of the Company served on the compensation committee or board of any company that employed any member of the Company’s Compensation Committee or the Board.

Code of Ethics and Code of Business Conduct and Ethics

The Company has adopted a written Code of Ethics (the “Code of Ethics”) that applies to the Company’s Chief Executive Officer (principal executive officer), Chief Financial Officer (principal financial officer), and Controller (principal accounting officer). The Company has adopted a Code of Business Conduct and Ethics (the “Code of Conduct”) that applies to all directors, officers, and associates of the Company. The Code of Ethics and Code of Conduct are available on the Company’s website at www.catofashions.com/info/investor-relations, under the “Corporate Governance” caption. Any amendments to the Code of Ethics or Code of Conduct with respect to directors or executive officers will be disclosed on the Company’s website promptly following the date of such amendment. In addition, any waivers of the Code of Ethics, or waivers of the Code of Conduct with respect to directors or executive officers, will be made only by the Board or a designated committee thereof, and will be disclosed within four business days.

Insider Trading and Hedging Policies

The Company has established policies prohibiting directors, officers and associates from purchasing or selling Cato securities while in possession of material, nonpublic information. The Company also has established policies that acknowledge Company associates may become aware of material nonpublic information of other companies in the course of their association with Cato. All directors, officers and associates are prohibited from purchasing or selling securities of other companies while they are in possession of, or aware of, such information and from passing such information on to other persons or entities who might purchase or sell the securities of such other companies.

In addition, no director, officer or associate of the Company may engage in any transaction in which they may profit from short- term speculative swings in the value of the Company’s securities. This prohibition includes “short sales” (selling borrowed securities to profit if the market price of the Company’s stock decreases), “put” or “call” options (publicly available rights to sell or buy securities within a certain period of time at a specified price) and hedging or any other type of derivative instrument designed to minimize the risk inherent in owning the Company’s stock.

Communications with Directors

All interested parties may communicate directly with any member or committee of the Board of Directors, or any group of directors, by writing to: Chair of the Corporate Governance and Nominating Committee, c/o Office of the Corporate Secretary, The Cato Corporation, 8100 Denmark Road, Charlotte, North Carolina 28273. Depending on the subject matter, the Chair of the Corporate Governance and Nominating Committee, with the assistance of the Company’s Vice President, General Counsel will determine whether to forward it to the director or directors to whom it is addressed, attempt to handle the inquiry directly (for example, where it is a request for information about the Company or it is a stock-related matter), or not forward the communication if it is primarily commercial in nature or if it relates to an improper or irrelevant topic.

If the subject matter involves a matter relating to accounting, internal accounting controls or auditing matters, the Vice President, General Counsel or other designated compliance officer will report the matter to the Chair of the Audit Committee and also, unless directed otherwise by the Audit Committee in case such officer is subject of a complaint relating to such matters, advise the Chief Executive Officer and Chief Financial Officer. The Audit Committee will determine what action, if any, should be taken including investigation of the matter if necessary. The Office of the Corporate Secretary and Chair of the Audit Committee will investigate the matter, if necessary, and file a report with the Audit Committee. The Audit Committee, at its discretion, may discuss the matter with the Board of Directors.

The Vice President, General Counsel will maintain a log of all complaints, tracking their receipt, investigation, and resolution and will prepare a periodic summary thereof for the Board of Directors, and the Audit Committee, as appropriate.

Director Nomination Criteria and Process

Directors may be nominated by the Board of Directors in accordance with the Company’s Bylaws or by shareholders in accordance with the procedures specified in Article II, Section 3 of the Company’s Bylaws. The Company’s Corporate Governance and Nominating Committee will consider all nominees, including any submitted by shareholders, for the Board of Directors. The assessment of a nominee’s qualifications will include a review of Board of Director qualifications as described in the Company’s Corporate Governance Guidelines.

As specified in Article II, Section 3 of the Company’s Bylaws, notice of a shareholder nomination for a director nominee to be considered at an Annual Meeting must be in writing and received by the Secretary of the Company at the Company’s principal executive offices, 8100 Denmark Road, Charlotte, North Carolina 28273-5975, no later than 90 days prior to the anniversary of the preceding year’s Annual Meeting (no later than February 20, 2021 in the case of the Company’s 2021 Annual Meeting). The shareholder’s notice must also set forth, with respect to any director nominee, his or her name, age, business and residential addresses, principal occupation, the class and number of shares of the Company owned by the nominee, the nominee’s consent to being named in the proxy statement and serving if elected, and any other information required by the proxy rules of the Securities and Exchange Commission pursuant to Regulation 14A of the Exchange Act. The notice must also include the name and address of the nominating shareholder as it appears on the Company’s stock transfer records and the class and number of shares of the Company beneficially owned by the nominating shareholder.

The Corporate Governance and Nominating Committee will select qualified candidates and review its recommendations for nominees with the full Board of Directors. Depending on the timing of consideration of a candidate and such other factors as it deems appropriate, the Board of Directors will decide whether to invite the candidate to join the Board or to stand for election as a nominee at an Annual Meeting of the Company. The Board believes that greater diversity leads to better corporate governance and that potential nominees should possess a diverse and extensive background of knowledge and both professional and life experience that can support growth, evaluate risk and provide sufficient oversight to the Company. Nominees for director will be selected on the basis of the diversity they bring to the Board, outstanding achievement in their professional careers, broad experience, wisdom, character, integrity, ability to make independent, analytical inquiries and intelligent decisions, sound mature business judgment, understanding of the business environment, willingness to devote adequate time to Board duties and ability to collaborate effectively at the Board level. The Board further believes that each director should have a basic understanding of (i) the principal operational and financial objectives and plans and strategies of the Company, (ii) the results of operations and financial condition of the Company and of any significant subsidiaries or business segments, and (iii) the relative standing of the Company and its business segments in relation to its competitors.

The Board will have a majority of directors who meet the criteria for independence required by the NYSE. The Corporate Governance and Nominating Committee is responsible for reviewing with the Board, on an annual basis, the requisite skills and characteristics that the Board seeks in Board members as well as the composition of the Board as a whole. The Board will also evaluate on an annual basis whether members qualify as independent under applicable standards. During the course of a year, directors are expected to inform the Board of any material changes in their circumstances or relationships that may impact their designation by the Board as independent.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information regarding the shares of the Company’s Class A Stock and Class B Stock issuable under all of the Company’s equity compensation plans as of February 1, 2020:

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders (1)			4,258,876
Equity compensation plans not approved by security holders	--	--	--
Total	--	--	4,258,876

(1) This category includes 4,192,667 shares of Class A Stock available for future issuance under The Cato Corporation 2018 Incentive Compensation Plan and 66,209 shares of Class A Stock available for future issuance under The Cato Corporation 2018 Employee Stock Purchase Plan.

2019 EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview of Compensation Program for Named Executive Officers

Pay for performance and retention, both at the corporate and individual levels, is the overriding philosophy behind the design of the compensation program for Named Executive Officers (“NEOs” – see “Summary Compensation Table”) at The Cato Corporation. The Compensation Committee has established this philosophy to motivate superior individual and team performance among the executives. The elements of the compensation program are designed to reward higher levels of performance, which the Compensation Committee believes will attract and retain qualified and high-performing executives and, in turn, result in increased productivity and more effective execution of strategic decisions, leading ultimately to maintaining a competitive edge within the retail industry.

NEOs receive a base salary that recognizes the value of executive talent within the retail marketplace, and these salaries generally increase annually based upon individual and Company performance. The Company also provides NEOs with an annual cash incentive opportunity designed to reward achievement of annual business objectives, which the Compensation Committee believes will translate into long-term shareholder value.

The Company grants annual equity incentive awards that allow NEOs the opportunity to accumulate long-term capital in the form of Company stock, in order to align NEOs with shareholder interests and encourages retention through five-year vesting schedules, with vesting not beginning until year three. The Compensation Committee’s intent is to continue including annual equity incentive awards as an element of NEO compensation. The Compensation Committee also imposes strong stock ownership requirements for equity incentive awards which provide that all long-term incentive (“LTI”) eligible associates, including NEOs, must continue to maintain a multiple of their base salaries in Company stock after giving effect to any sale of vested restricted stock.

The Company maintains a nonqualified deferred compensation plan as a competitive measure that the Company believes will assist in attracting and retaining qualified and high-performing associates and to allow associates whose ability to contribute to the Company’s 401(k) plan are limited under discrimination testing to defer current compensation. The plan is generally open to associates in management, including NEOs and all members of the Board of Directors. The Company does not make contributions to the plan.

The Company provides its NEOs with the same core benefits that are offered to all full-time salaried associates. NEOs do not have employment or change of control agreements (see “Executive Agreements and Potential Payments on Termination or Change of Control”).

Say-on-Pay and Say-on-Frequency Results

The Compensation Committee reviewed the results of the non-binding “say-on-pay” proposal in the fiscal 2019 proxy statement, which was the most recent advisory “say on pay” vote by the Shareholders. A majority (66%) of our shareholders who voted on our “say-on-pay” proposal approved our executive compensation as described in our fiscal 2019 Compensation Discussion and Analysis and tabular disclosures. The Compensation Committee did not implement changes as a direct result of the vote. The Compensation Committee will review the results of the vote at the 2020 Annual Meeting and will determine if any changes should be made to the compensation program, as a result of the vote or otherwise. The Compensation Committee will again submit its executive compensation program to a non-binding shareholder “say-on-pay” at the 2021 Annual Meeting.

The Compensation Committee has decided that the Company will hold an advisory vote on the compensation of NEOs annually until the next required vote on the frequency of shareholder votes on executive compensation, which we expect to occur at the Company’s 2023 Annual Meeting.

External Benchmarking for Named Executive Officers

In reviewing the NEOs’ compensation structure, the Committee relies on multiple external benchmarking sources, including (1) a customized peer group of competitors and other retail companies within a reasonable revenue range, and (2) web-based data to stay abreast of current compensation practices and to determine geographic cost of living differences.

Peer Group

In 2019, the Committee decided to maintain the same peer group as 2018. The peer group reflects those companies believed to be most comparable to the Company based on several factors, including, for example, revenue, market capitalization, number of stores, number of employees and shareholders’ equity. In addition to these factors, the Company has chosen to include companies that recruit from a similar candidate pool.

Ascena Retail Group, Inc.	Citi Trends, Inc.	RTW Retailwinds, Inc.
Buckle Inc.	Destination Maternity Corporation	Shoe Carnival Inc.
Chicos Fas Inc	Express, Inc.	Stage Stores, Inc.
The Children’s Place Retail Stores, Inc.	J. Jill, Inc.	Stein Mart, Inc.
Christopher & Banks Corp.

In 2020, the Committee assessed and decided to add three companies and remove two companies from the peer group as described above for 2019. Destination Maternity Corporation was removed from the group following bankruptcy filing. The Children’s Place Retail Stores, Inc. was removed as it is no longer viewed as comparable. Francesca’s Holdings Corp., Tilly’s, Inc., and Zumiez, Inc. have been added, based on the factors described above.

Ascena Retail Group, Inc.	Express, Inc.	Stage Stores, Inc.
Buckle Inc.	Francesca’s Holdings Corp.	Stein Mart, Inc.
Chicos Fas Inc	J. Jill, Inc.	Tilly’s, Inc.
Christopher & Banks Corp.	RTW Retailwinds, Inc.	Zumiez, Inc.
Citi Trends, Inc.	Shoe Carnival Inc.

Competitive Positioning of Named Executive Officers

The CEO is compared to the industry peer group based on compatible title match, while the other NEOs are compared to retail survey matches based upon job content. The Committee believes annual equity awards allow it to employ a leveraged pay strategy for NEOs. The CEO’s base salary in 2019 comprised approximately 26% of his target total direct compensation, while the other NEOs’ base salaries ranged from 43% to 45% of their target total direct compensation. The CEO’s base salary in 2020 will comprise approximately 26% of his target total direct compensation, while the other NEOs’ base salaries will comprise approximately 45% of their target total direct compensation.

Target total direct compensation is defined as base salary plus target annual cash incentive opportunity plus target annual equity opportunity. For 2019, total direct compensation of NEOs was between the 25th and 75th percentiles of the appropriate market. In 2020, the  Committee also  established  target total  direct  compensation of NEOs  between the  25th and  75th percentiles of the appropriate market.

Total direct compensation for any particular NEO may fall above or below the percentiles discussed above, depending upon the Company’s financial performance and the NEO’s individual performance, experience in the function and/or tenure with  the Company.

Components of Compensation

Our compensation program is designed around attracting and retaining talented leadership and to reward them for achieving key strategic and financial metrics. The compensation program provides a base salary, a cash incentive bonus linked to pre-tax, pre- bonus income targets, and a long-term equity program designed to align executives’ interests with shareholder interests and the long- term performance of the Company. The following table provides a summary of compensation components, objectives and details with respect to each component for fiscal 2019.

Compensation Component Objectives and Key Features Highlights for Fiscal 2019
FIXED

Base Salary                      * Provides appropriate fixed          * In fiscal 2019 increase related to cash compensation necessary        Corporate annual merit increase. to attract and retain

executives

* Reflects position's relative value in the marketplace, the executive's scope and breadth of responsibility and individual contribution

AT RISK

* Provides incentive for short-        * Earned awards for fiscal 2019

Annual Cash                      term performance  across                   were tied to pre-established  goals

Incentive                            multiple metrics                                    for:

* Focuses executives on                      * Pre-Tax, Pre-Bonus Income achieving specific annual                   metric utilized to determine financial and operating results        bonus payout.

aligned with our business                    * Bonus payout never exceeds strategies                                                100% of incentive opportunity.  To

the extent that the Company exceeds performance  target, a contribution is made to ESOP program for all qualified employees (over age 21, worked

1,000 hours & employed on last day of plan year).

* None of our NEOs received a guaranteed bonus for 2019.

* Annual incentive                                Bonus pay out percentage by year opportunities range from 75%         as follows:

to 150% of base salary. Based         2019                   100% on Company performance               2018                     90% against the pre-established             2017                       0% goals payouts range between           2016                       0%

0% and 100% of the annual incentive opportunity.

* Uses Performance  measures we believe are key drivers of shareholder value

AT RISK

* Provides incentive for long-          * In fiscal 2019, annual equity Long-Term Equity            term performance  through a            awards to the NEOs consisted of Incentives                          variable metric                                       time-based restricted stock.

* Restricted stock vests over five

* Links compensation earned          years, with three equal annual to the creation of long-term             installments, beginning year shareholder value                                 three.

* Aligns interests of

management with those of               * Restricted stock award is subject shareholders                                           to continued employment.

* Supports retention of key talent

Annual Base Salary

The Committee believes that annual base salaries should be competitive within the retail industry for jobs of similar size and scope in order to attract and retain talented NEOs. Base salaries serve as the foundation for annual cash incentives (discussed below), which express incentive opportunity as a percentage of annual base salary. NEO base salary levels and potential increases are linked to individual performance. Furthermore, Company financial performance is a consideration when determining salary budgets, which determine annual salary increases for the NEOs and other members of management.

The Committee uses a formal job evaluation methodology to evaluate both the internal and external equity of the NEOs’ base salary levels. Internal equity is considered in order to ensure that NEOs are compensated at an appropriate level relative to other members of executive management, while external equity is a measure of how NEO compensation compares to compensation for comparable jobs at similar companies. The Committee, with the assistance of its outside consultant, intends to periodically review the Company’s NEO positions to assess the relative size of each position, specifically evaluating scope of  responsibilities, complexity of the role, and its impact on the success of the business. Once the jobs are valued independently, the next step is to compare them to determine relative relationships. The final step then relates the job evaluation data to market-based pay opportunities. In addition, the Company’s retail peer group proxy data is reviewed annually as another method of evaluating the NEOs’ base salary competitiveness.

Based upon individual performance, in 2019 the continuing NEOs received merit increases to their base salaries from 2018. The CEO received an increase of 2.5% or $31,857, while merit increases for the other NEOs were 2.5%, ranging from $8,930 to $11,347. Base salary represented 23% of the CEO’s total compensation for 2019 (as reported in the Summary Compensation Table), and ranged from 41% to 43% for the three NEOs.

Annual Cash Incentive Program

Pursuant to the Company’s 2018 Incentive Compensation Plan (the “Plan”), which allows for a variety of cash and equity-based incentive awards, the Company provides NEOs with annual cash incentive opportunities conditioned upon achievement of consolidated pre-tax, pre-bonus income relative to a pre-established target, provided the Company is profitable. NEOs’ annual cash incentives are determined based upon two factors: (1) the degree to which the overall Company’s pre-tax, pre-bonus income performance target is achieved, and (2) the NEO’s individual performance. The Committee believes establishing annual consolidated pre-tax, pre-bonus income targets focuses NEOs on achieving profitability through top-line revenue growth and margin improvement coupled with expense management.

NEOs have the opportunity to earn an annual incentive that is a percentage of their base salary. The CEO’s 2019 maximum annual incentive opportunity was set at 150% of base salary and other NEOs was set at 75%. Based on pre-defined performance goals, payouts can range from 0% to a maximum of 100% of this incentive opportunity. Unlike many of our peer group, we do not allow payouts to exceed the maximum annual incentive opportunity, so that achievement of Company performance goal over target (maximum), does not result in payouts in excess of the bonus potential. Unlike many in of our peer group, we cap NEO annual incentive payout at the top end of these ranges, so that achievement of Company performance goals in excess of target results in broader sharing through additional Company payments under its ESOP program for the benefit for all qualified employees (sometimes referred to herein as “associates”) rather than enhancement of NEO incentive payouts; see “Employee Stock Ownership/Profit Sharing”. However, NEOs may receive less than their maximum potential (as would normally be calculated solely based upon Company financial performance) if their individual performance does not meet objective goals and expectations during the fiscal year. The Committee believes these maximum bonus opportunities provide sufficient motivation for the NEOs to strive to increase consolidated net income.

For fiscal 2019, the Committee established a consolidated pre-tax, pre-bonus income target as the performance metric for the target annual cash incentive. In addition, the Committee established a threshold level of profitability target for the payment of a 20% bonus (the minimum), as well as a target for bonus payment of 100% (the maximum). Fiscal 2019 exceeded target by 58%, therefore bonuses were paid at 100%. Since bonuses are capped at 100%, the Company in 2019 contributed $7.2 million to the Employee Stock Ownership Plan (“ESOP”) for the benefit for all qualified associates.

For fiscal 2020, the Committee established a consolidated pre-tax, pre-bonus income target as the performance metric for the target annual cash incentive. The Committee established a target for the payment of a 20% bonus (the minimum), as well as a target for bonus payment of 100% (the maximum).

Employee Stock Ownership Program/Profit Sharing

The Committee believes that associates should share in the profits and ownership of the Company and has an Employee Stock Ownership Program (‘ESOP”)/Profit Sharing plan. All associates are automatically enrolled if they are over 21, worked at least 1,000 hours, and are employed on the last day of the plan year. Each year the company contributes 1% of pre-tax, pre-bonus income to the plan which is contributed to every associate’s individual ESOP account. The plan has a 5-year vesting with 20% vesting each year.

As many of our peer group, we cap NEO annual incentive payout at the top end of the incentive bonus ranges, so that achievement of Company performance goals in excess of target results in broader sharing through additional Company payments under its ESOP program for the benefit for all qualified associates rather than enhancement of NEO incentive payouts. When the Company performs above the maximum target for any given year, any additional amount above the maximum target is contributed to the ESOP/Profit Sharing plan for distribution to all associates’ accounts. Because fiscal 2019 exceeded the maximum target by 58%, the Company contributed $7.2M to the ESOP program for the benefit of all qualified associates.

Long-Term Equity Incentives and Ownership Requirements

The Committee believes that LTI equity awards offer balance among the following goals of the Company’s LTI strategy:

●     Incent creation of long-term shareholder value;

●     Promote retention through the five-year vesting schedule and full-value nature of the equity award;

●     Promote ownership and long-term capital accumulation with full-value stock awards; and

●     Facilitate improved market-competitive total direct compensation by adding an equity component to the NEO target total cash compensation.

The Committee currently grants restricted stock to NEOs other than the CEO with a five-year time-based vesting requirement, with 33%, 33% and 34% of the grant vesting on the third, fourth and fifth anniversaries of the grant date, respectively, to link NEO compensation with creation of long-term shareholder value, align management focus with shareholder interests  and  increase retention of key employees. The Committee believes that relying on meaningful stock ownership requirements with a range of 300%

- 600% of base salary (details discussed below), along with time-based vesting (when coupled with the annual cash incentive) that does not begin until the third year, continues the financial performance incentive of increasing stock appreciation through higher net income, continues to promote ownership and long-term capital accumulation and enhances the long-term retention of key associates by increasing the value of shares subject to the time-based vesting requirements. If an NEO terminates employment for any reason, the LTI award is forfeited to the extent it is not vested. Discretionary exceptions to forfeiture may be approved by the Committee (e.g., upon normal retirement).

To encourage management ownership of Company stock and thus further align their interests with shareholders, the Committee also established meaningful stock ownership requirements for LTI awards (i.e., a recipient cannot sell vested stock unless his/her ownership requirement is achieved and maintained, except for the payment of tax exception noted below). NEOs (as well as other LTI eligible associates) can satisfy these requirements through ownership of stock acquired with personal funds (including the exercise of stock options and stock held in the Employee Stock Purchase Plan) or by retaining vested restricted stock.

The Company’s current restricted stock ownership requirements vary depending upon position. The CEO cannot sell vested stock unless he continues to own Company stock with a fair market value equal to at least 600% of his then base salary and the other NEOs cannot sell vested stock unless they continue to own Company stock with a fair market value equal to at least 300% of their then base salary. The single exception to this ownership requirement is that up to 45% of vesting restricted stock may be sold to meet tax liabilities associated with that vesting. In setting these ownership requirements, the Committee relied upon prevalent data from its outside compensation consultant regarding the general market. While the Committee chose to set the CEO’s ownership requirement higher than what was most prevalent for the general market, the other NEOs’ ownership requirements were established based upon the most prevalent multiples in the survey. The CEO has achieved the ownership requirements.

LTI award targets are expressed as a percent of base salary–140% for the CEO, and range from 50% to 60% for the remaining three NEOs. Under the Plan, the number of restricted shares granted to NEOs and other eligible associates are determined using the rolling average 90-day price set within the 30 days prior to the Compensation Committee meeting where the broad-based annual LTI award is approved. This methodology smoothes fluctuations in stock price, which could otherwise significantly impact the share calculation. Individual performance, based upon input from the CEO and/or Compensation Committee, can adjust final award payouts up or down.

At its March 2019 meeting, the Committee granted LTI awards based on the LTI award targets to NEOs and non-NEOs that are subject to five-year time-based vesting, with vesting not beginning until year three and previously described ownership requirements.

At its March 2020 meeting, the Committee granted LTI awards based on the LTI award targets to NEOs and non-NEOs that are subject to five-year time-based vesting, with vesting not beginning until year three and previously described ownership requirements.

Stock option grants under the Plan cannot have exercise prices set at less than 100% of fair market value of the Company’s stock on grant date. The Plan defines “fair market value” as the average of the high and low share price on the grant date. The grant date for all broad-based LTI awards occurs on a pre-established future date set by the Committee. However, within guidelines established by the Committee, the CEO may make LTI awards in the case of new hires and promotions not involving NEOs, and the Committee shall ratify such awards provided they are consistent with established guidelines.

Nonqualified Deferred Compensation

The Company offers certain associates, generally management level and above, including NEOs, and all members of the Board of Directors the opportunity to participate in a nonqualified deferred compensation plan, which is an unsecured nonqualified defined contribution plan. The Deferred Compensation Plan allows participants to defer a maximum of 50% of their base salary and 100% of any bonuses paid, or in regard to Directors, 100% of the fees earned for board and committee services. Elections to participate in the Deferred Compensation Plan and the percentage of compensation to defer are made by participants on an annual basis, prior to the beginning of the year in which the compensation is earned. The Company does not currently make any contributions to the Deferred Compensation Plan.

The aggregate balance of each participant’s account consists of amounts that have been deferred by the participant plus earnings (or minus losses). In accordance with tax requirements, the assets of the Deferred Compensation Plan are subject to claims of our creditors. Account balances are deemed invested in accordance with investment elections designated by the participant. Investment option transfers may be made daily. The plan offers investment options similar to those available to participants in the Company’s 401(k) plan including fixed income funds, domestic and international equity funds, blended funds and pre-allocated lifestyle fund investments. Earnings and gains or losses on each deemed investment are credited or debited to each participant’s account on a monthly basis based on the actual performance of the funds in which the participant is deemed invested. The participants are 100% vested in their contributions and all earnings on those contributions.

A “Rabbi Trust” was established to provide a funding vehicle for the nonqualified obligations to the participants and this trust holds life insurance policies on some of the plan participants. The Company contributes cash to these life insurance policies in amounts equal to the compensation deferred by plan participants. The cash value of the life insurance policies is allocated among funds that are similar to the funds offered to participants as investments under the plan. Distributions from the plan may be made from the cash surrender value investments or from Company funds.

Deferred account balances are distributed to the plan participants in accordance with elections made by the participant at the time the deferral is made, subject to Section 409A of the Code. A participant may elect to receive distributions, either in a lump sum or in installments, upon his or her termination of employment with the Company, disability, death, an unforeseeable emergency or a change of control, each of the last two events as defined in Section 409A of the Code. A participant may also elect to receive distributions while still employed by the Company if he or she elects to have in-service or education distributions, made at a date specified by the participant.

Benefits and Perquisites

The Company provides NEOs with core benefits offered to its other full-time associates (e.g., medical, dental, vision care, prescription drugs, basic life insurance, short-term disability, long-term disability, 401(k), profit sharing, employee stock ownership plan, and employee stock purchase plan). The Company does not provide any other perquisites, including, for example, country club memberships, airplane usage or car allowances.

The Committee’s overall benefits philosophy for NEOs focuses on providing basic core benefits, with NEOs using their own cash compensation to obtain such other services as they individually determine appropriate.

Benefits and perquisites provided to the NEOs are summarized in the Summary Compensation Table. No NEO received perquisites in 2019 with a total value equal to or greater than $10,000.

Executive Agreements and Potential Payments on Termination or Change of Control

The Company does not have individual employment agreements with NEOs, and the Committee does not intend to commence this practice in 2020. No NEO has specific change of control benefits or protection different from any other salaried associate. Change of control treatment for NEOs will follow standard Company policies as outlined in LTI award agreements and the Plan (see “Potential Payments Upon Termination or Change in Control” below).

Tax and Accounting Implications

The Committee, with the assistance of management, has considered other tax and accounting provisions in developing the pay programs for our NEOs, including the CEO. These include the accounting treatment of various types of equity-based compensation under Financial Accounting Standards Board Accounting Standards Codification Topic 718, as well as the overall income tax rules applicable to various forms of compensation. Nevertheless, the focus in the design of the NEO compensation program has been to retain and motivate NEOs, not to achieve potential tax, accounting or other regulatory advantages. Therefore, while the Committee considers the potential deductibility of awards and accounting considerations as a factor in determining executive compensation, the Committee also looks at other factors in making its decisions, as noted above, and retains the flexibility to award compensation that it determines to be consistent with the goals of the Company’s executive compensation program even if the awards are not deductible for income tax purposes or provide favorable accounting treatment.

Engagement and Use of Independent Compensation Consultants

The Compensation Committee’s charter provides the Committee with the authority to engage compensation consultants (and other advisors) as it deems appropriate to assist with the performance of its duties.

The Committee has retained Aon Hewitt, an external compensation consultant, to advise the Committee on executive compensation issues. At the direction of the Committee, Aon Hewitt advised the Committee with comparative market data based on analyses of the practices of the peer group as well as advising on the composition of the peer group. Aon Hewitt provided guidance on industry best practices and advised the Committee on the structure of the executive compensation program for the CEO and other Senior Executive positions. The consultant’s primary contact with management is the Senior Vice President, Human Resources & Chief Legal Officer, who serves as the liaison with other members of management, as needed. Interaction with management occurs mainly to provide the consultant with Company data and a better understanding of the Company’s pay policies and practices, which will assist them with the consulting engagement. The Compensation Committee has assessed the independence of Aon Hewitt pursuant to SEC rules and concluded that no conflict of interest exists that would prevent Aon Hewitt from independently representing the Compensation Committee.

Role of Executives in Establishing Compensation

Members of management are essential in providing input to the Compensation Committee throughout the year concerning the effectiveness of the executive compensation program, selection of performance criteria, financial performance of the Company, and performance of individual executives. The Chief Executive Officer, Chief Financial Officer and Senior Vice President, Human Resources & Chief Legal Officer are the key members of management who advise the Committee and supply needed and accurate information. The Committee regularly invites them to attend Committee meetings, participate in the presentation of materials, and facilitate discussions concerning management’s perceptions of the executive compensation programs and general views concerning a variety of compensation issues. Additional senior members of management participate in meetings as requested by the Committee. However, the Committee makes final decisions concerning all aspects of NEO compensation, including the design, structure and levels of NEO compensation, including salary increases, performance measures and targets, variable pay targets as a percent of base salaries, determination of annual incentive bonus payouts based upon individual and Company performance, and determination of LTI awards.

Compensation Committee Report

The Compensation Committee of the Board of Directors of the Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with the management of the Company and, based on such review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and, through incorporation by reference from this Proxy Statement, the Company’s Annual Report on Form 10-K for the year ended February 1, 2020.

Compensation Committee Members:

D. Harding Stowe, Chair Bailey W. Patrick

Dr. Pamela L. Davies

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($) (1), (2)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($) (3)	All Other Compensation ($) (4)	Total ($)

John P. D. Cato	2019	1,298,165	-	1,643,782	-	1,959,194	370,307	5,271,448
Chairman, President &	2018	1,266,502	-	1,015,168	-	1,720,267	281,346	4,283,283
Chief Executive Officer	2017	1,235,612	-	1,306,255	-	-	260,569	2,802,436

John R. Howe	2019	462,380	-	250,926	-	348,913	92,303	1,154,522
Executive Vice President &	2018	451,103	-	309,926	-	306,362	58,753	1,126,144
Chief Financial Officer	2017	440,100	-	199,402	-	-	45,217	684,719

M. Tim Greer	2019	400,301	-	181,033	-	302,068	74,298	957,700
Executive Vice President	2018	390,538	-	223,603	-	265,230	44,674	924,045
Director of Stores	2017	381,013	-	143,863	-	-	34,753	559,629

Gordon D. Smith	2019	363,911	-	164,564	-	274,607	70,845	873,927
Executive Vice President	2018	355,035	-	203,268	-	241,119	42,105	841,527
Chief Real Estate & Store	2017	346,375	-	130,780	-	-	32,975	510,130
Development Officer

(1)     The amounts shown in this column represent the aggregate grant date fair value of current year grants of restricted shares of Cato Class A Stock, as computed in accordance with FASB ASC Topic 718. Grants in 2017 and 2018 were made under the 2013 Incentive Compensation Plan; Grants in 2019 were made under the 2018 Incentive Compensation Plan. Grants were not subject to performance criteria but are subject to a five-year vesting schedule except for Mr. Cato, whose May 1, 2017 grants were subject to  a performance measure and the five-year vesting schedule. Plan participants have the right to all dividends during the restricted period and current year dividends are included under All Other Compensation.

(2)     Assumptions related to the valuation of restricted stock and options are incorporated by reference to the footnotes of the Company’s financial statements in its Annual Report on Form 10-K.

(3)     The amounts shown in this column in 2019 constitute the cash Annual Incentive opportunity earned by each Named Executive Officer based on established criteria under the 2018 Incentive Compensation Plan; amounts shown in 2018 are based on established criteria under the 2013 Incentive Compensation Plan .

(4)     The amounts shown in this column represent amounts of Company matching contributions and profit sharing contributions to the Named Executive Officer’s 401(k) accounts, Company contributions to the Named Executive Officer’s account under the Company’s Employee Stock Ownership Plan (the “ESOP”), dividends received during the year by the Named Executive Officer on  unvested restricted stock and amounts imputed to the Named Executive Officer for life insurance coverage under the Company’s Group Term Life Insurance plan. The amount of 401(k) matching contributions were determined according to provisions as outlined in the Company’s 401(k) Plan documents and as approved by the Compensation Committee. The amount of  ESOP contributions were determined according to provisions as outlined in the ESOP plan documents. The cumulative contributions to the ESOP were determined pursuant to each annual performance criteria approved by the Compensation Committee under the 2013 Incentive Compensation Plan. The amounts imputed under the Group Term Life Insurance plan are calculated under IRS guidelines and are based on life insurance coverage of two times the annual salary of the Named Executive Officer capped at a coverage limit of $350,000. See table below for quantification of 2019 items reported in this column.

The amount of each component of All Other Compensation for each Named Executive Officer is as follows: Fiscal 2019 All Other Compensation

			Imputed Group
	401(k) Matching	ESOP	Term Life	Restricted Stock	Total All Other
	Contributions	Contributions	Insurance Costs	Dividends	Compensation
Name	($)	($)	($)	($)	($)
John P. D. Cato	6,032	19,949	2,705	341,621	370,307
John R. Howe	6,032	19,949	1,548	64,774	92,303
M. Tim Greer	6,032	19,949	1,548	46,769	74,298
Gordon D. Smith	6,032	19,949	2,376	42,488	70,845

Grants of Plan-Based Awards in Fiscal 2019

Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	($) (3)
John P. D. Cato	3/25/2020	-0-	1,959,194	1,959,194
	5/1/2019				-0-	110,395	110,395	1,643,782
John R. Howe	3/25/2020	-0-	348,913	348,913
	5/1/2019				-0-	16,852	16,852	250,926
M. Tim Greer	3/25/2020	-0-	302,068	302,068
	5/1/2019				-0-	12,158	12,158	181,033
Gordon D. Smith	3/25/2020	-0-	274,607	274,607
	5/1/2019				-0-	11,052	11,052	164,564

(1)     The  amounts  shown  constitute  the  cash  Annual  Incentive  Bonus  potential  for  each  Named  Executive  Officer  based  on established criteria under the 2018 Incentive Compensation Plan.

(2)     The amounts shown represent Class A restricted stock awards under the 2018 Incentive Compensation Plan.

(3)     The fair market value of the Company’s stock on the grant date of May 1, 2019 as traded on the New York Stock Exchange on May 1, 2019, was determined by averaging the high of the day ($15.22) and the low of the day ($14.56).

All restricted stock awards made during fiscal year 2019 were of Class A Stock. All of the awards are subject to a five-year vesting requirement with 33%, 33% and 34% of the grant vesting on the third, fourth and fifth anniversaries of the grant date, respectively. The unvested awards are subject to forfeiture if the named executive terminates employment with the Company. Each grantee is required to own a certain multiple of his base salary before being able to sell the restricted stock. However, each grantee may sell up to 45% of vesting restricted stock to meet associated tax liabilities.

Outstanding Equity Awards at 2019 Fiscal Year-End

                                                                                                                                                                                                        Stock Awards

	Number of	Market Value of
	Shares or Units	Shares or Units
	of Stock That	of Stock That
	Have Not Vested	Have Not Vested
Name	(#) (1)	($) (2)
John P. D. Cato	275,025	4,411,401
John R. Howe	51,576	827,279
M. Tim Greer	37,228	597,137
Gordon D. Smith	33,826	542,569

(1)     All stock awards shown are restricted stock grants and are Class A Stock. The restricted shares vest over five years with 33% of the shares vesting in years three and four and 34% vesting in year five. The expected restricted shares vesting over the next five years is 20% in 2019, 21% in 2020, 27% in 2021, 20% in 2022 and 12% in 2023.

(2)     The closing market value of the Company’s stock was $16.04 on the last trading day of the fiscal year, January 31, 2020.

Option Exercises and Stock Vested in Fiscal 2019

Stock Awards

	Number of	Value Realized
	Shares Acquired	on Vesting
Name	on Vesting (#)	($) (1)
John P. D. Cato	45,511	677,659
John R. Howe	6,833	101,743
M. Tim Greer	4,970	74,003
Gordon D. Smith	4,501	67,020

(1)   The fair market value of the Company’s stock on the vesting date of May 1, 2019, as traded on the New York Stock Exchange on May 1, 2019, was determined by averaging the high of the day ($15.22) and the low of the day ($14.56).

Nonqualified Deferred Compensation for Fiscal 2019

Name	Executive		Aggregate		Aggregate
	Contributions	Company	Earnings in	Aggregate	Balance at
	in Last FY	Contributions	Last FY	Withdrawals /	Last FYE
	($)	in Last FY	($)	Distributions	($)
	(1)	($)	(2)	($)	(3)
John P. D. Cato	—	—	—	—	—
John R. Howe	229,772	—	178,027	—	2,218,054
M. Tim Greer	126,394	—	106,967	(224,506)	961,533
Gordon D. Smith	—	—	—	—	—

(1)     Represents the NEO’s deferrals to the Nonqualified Deferred Compensation Plan. These amounts are included in the Summary Compensation Table under “Salary” and “Non-Equity Incentive Compensation” or both, as applicable.

(2)     These amounts are not reported in the Summary Compensation Table as the earnings included in this column are based on the investment options selected by the NEO, and do not include above-market or preferential earnings.

(3)     For Mr. Howe, $1,507,117 of the aggregate balance was reported in a Summary Compensation Table for previous years and for Mr. Greer, $919,951 of the aggregate balance was reported in a Summary Compensation Table for previous years.

Please see “Compensation Discussion and Analysis – Nonqualified Deferred Compensation” for a description of the Company’s Nonqualified Deferred Compensation Plan.

Potential Payments Upon Termination or Change in Control

Upon any change in control, all unvested restricted stock awards would immediately vest. Therefore, if any change in control had occurred on February 1, 2020, the following table shows the number of shares that would have vested and the value of those shares for each NEO based on the closing market value of the Company’s stock of $16.04 on the last trading day of the fiscal year, January 31, 2020.

Name	Shares That Would Have Vested Upon a Change in Control	Vesting Value ($)
John P. D. Cato	275,025	4,411,401
John R. Howe	51,576	827,279
M. Tim Greer	37,228	597,137
Gordon D. Smith Chief Executive Officer Pay Ratio	33,826	542,569

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of the Securities and Exchange Commission’s Regulation S-K, we are providing the following information about the relationship of the annual total compensation of our employees and the annual total compensation of Mr. John Cato, our Chief Executive Officer. The pay ratio included below is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll and employment records and the methodology described below. Because the SEC rules for identifying the  median-compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices, the amount of compensation of the median-compensated employee and the pay ratio reported by other companies may not be comparable to our estimates reported below, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

For our fiscal year ended February 1, 2020 (“fiscal 2019”) the total compensation of the Company’s Chief Executive Officer of

$5,271,448, as presented in the Summary Compensation Table, was approximately 507 times the total compensation of the Company’s median employee of $10,382 calculated in the same manner. The median employee is a part-time employee and was identified by reviewing the total cash compensation for all employees, excluding the Company’s Chief Executive Officer, who were employed by the Company on December 31, 2019. All of the Company’s employees were included, whether employed on a full-time or part-time basis. Adjustments were made to annualize the compensation of employees who were not employed by the Company for the entire year. After identifying the median employee based on total cash compensation, the 2019 annual total compensation was calculated for the median employee using the same methodology used for the Company’s Chief Executive Officer as presented in the Summary Compensation Table.

As additional information, the total compensation of the Company’s Chief Executive Officer was approximately 178 times the total compensation of the Company’s median full-time employee of $29,611 calculated in the same manner as the Chief Executive Officer’s total compensation. The median full-time employee is a store manager and was identified by reviewing the total cash compensation for all full-time employees, excluding the Company’s Chief Executive Officer, who were employed on a full-time basis for the entire year.

FISCAL YEAR 2019 DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1), (2)	All Other Compensation ($)	Total ($)
Dr. Pamela L. Davies	67,500	40,080	—	107,580
Theresa J. Drew	47,500	40,080	—	87,580
Thomas B. Henson	75,000	40,080	—	115,080
Bryan F. Kennedy, III	83,000	40,080	—	123,080
Thomas E. Meckley	88,000	40,080	—	128,080
Bailey W. Patrick	83,000	40,080	—	123,080
D. Harding Stowe	72,500	40,080	—	112,580
Edward I. Weisiger, Jr.	23,000	—	—	23,000

(1)     All stock awards shown are stock grants of Class A Stock.

(2)     The amount represents the fair market value of 3,095 shares, as computed in accordance with FASB ASC Topic 718, of the Company’s stock granted on June 1, 2019, as traded on the New York Stock Exchange on May 31, 2019, and was determined by averaging the high of the day ($13.57) and the low of the day ($12.33).

Directors who are not employees of the Company receive a fee for their services of $60,000 per year. Each non-employee director is paid $1,500 for attending each Board of Directors meeting and each committee meeting scheduled other than in conjunction with a regularly scheduled Board of Directors meeting. The Committee Chairs of the Corporate Governance and Nominating Committee and the Compensation Committee receive an additional $5,000 per year. The Committee Chair of the Audit Committee receives an additional $10,000 per year.

The Compensation Committee approved stock awards valued at $50,000. The number of shares granted on June 1, 2019 is determined using the rolling average 90-day price set within the 30 days prior to the Compensation Committee meeting. The Company believes this methodology smoothes fluctuation in stock price, which could otherwise significantly impact the share calculation. The 90-day average price was $16.16 and was calculated using the stock prices between October 25, 2018 and February 25, 2019. The resulting 3,095 shares per Director were not subject to vesting requirements or any other restrictions. The Committee intends to grant similar stock awards in future years. All subsequent grants will be effective June 1 each year.

Directors are reimbursed for reasonable expenses incurred in attending director meetings and committee meetings.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Review, Approval or Ratification of Related Person Transactions

The Company reviews all relationships and transactions in which the Company and its directors, executive officers, nominees or beneficial owners of more than 5% of any class of the Company’s stock or their immediate family members have a direct or indirect material interest. The Company’s internal controls require the Chief Financial Officer to review and approve all such related person transactions. Thereafter, the Company’s Audit Committee, in accordance with its charter, reviews all related person transactions required to be disclosed. The Related Person Policy for the Company is set forth in the Audit Committee Charter.

Related Person Transactions

During fiscal 2019, there were no transactions between the Company and any related person that met the requirements for disclosure.

DELIQUENT SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who beneficially own more than 10% of a registered class of the Company’s equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common shares and other equity securities of the Company. Executive officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. To the Company’s knowledge, during the fiscal year ended February 1, 2020, all Section 16(a) filing requirements applicable to its executive officers and directors and any greater than 10% beneficial owners were met except that one Form 4 with respect to one transaction, the annual stock grant to non-employee directors, was filed late for each of Dr. Davies, Mr. Henson, Mr. Kennedy, Ms. Drew, Mr. Meckley, Mr. Patrick, and Mr. Stowe.

PROPOSAL 6 — RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected PricewaterhouseCoopers LLP as independent auditor to examine the Company’s financial statements for the fiscal year ended January 30, 2021. This selection is being presented to the shareholders for their ratification at the Annual Meeting. PricewaterhouseCoopers LLP audited the Company’s financial statements for the fiscal years ended January 31, 2004 through February 1, 2020. A representative of PricewaterhouseCoopers LLP is expected to attend the meeting, respond to appropriate questions from shareholders present at the meeting and, if such representative desires, to make a statement. The affirmative vote of a majority of the votes present or represented at the Annual Meeting and entitled to vote by the holders of Class A Stock and Class B Stock, voting as a single class, is required to approve the proposal.

The directors recommend that shareholders vote FOR the proposal to ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent auditor.

Audit Committee Report

Management is responsible for the Company’s internal controls and the financial reporting process. PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm, is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”) and issuing a report thereon. The Audit Committee, among other things, is responsible for monitoring and overseeing these processes and is directly responsible for the appointment, compensation, retention and oversight of the Company’s independent registered public accounting firm.

In recommending to the Board of Directors the reappointment of PricewaterhouseCoopers LLP, the Audit Committee took into consideration a number of factors including the length of time PricewaterhouseCoopers LLP has been engaged, the quality of the Audit Committee’s discussions with representatives of PricewaterhouseCoopers LLP, reports of the PCAOB on PricewaterhouseCoopers LLP, PricewaterhouseCoopers LLP fees and the performance of the lead audit and consulting partners. Under SEC rules and PricewaterhouseCoopers LLP practice, the lead engagement audit partner, as well as consulting partner, is each required to change every five years.

The primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibility for safeguarding the Company’s assets and for the integrity of the accounting and reporting practices of the Company and such other duties as directed by the Board. As set forth in the Audit Committee Charter, the Audit Committee is not responsible for conducting audits or preparing or determining whether the Company’s financial statements are accurate or complete or conform with accounting principles generally accepted in the United States of America. The Company’s independent registered public accounting firm is responsible for expressing an opinion on the conformity of audited financial statements to accounting principles generally accepted in the United States of America.

In the performance of its oversight function and in accordance with its responsibilities under its charter, the Audit Committee has reviewed and discussed the audited financial statements for the year ended February 1, 2020 with management and the independent registered public accounting firm. The Audit Committee also discussed with management and the independent registered public accounting firm the adequacy of the Company’s internal controls, and discussed with management the effectiveness of the Company’s disclosure controls and procedures used for periodic public reporting. The Audit Committee reviewed with the independent registered public accounting firm their audit plans, audit scope and identification of audit risks. The Audit Committee has discussed with the independent registered public accounting firm the communications required by the PCAOB. In addition, the Audit Committee has received from the independent registered public accounting firm the written disclosures and letter required by the Ethics and Independence Rule 3526 titled “Communication with Audit Committees Concerning Independence” and discussed with the independent registered public accounting firm their independence from the Company and its management. The Audit Committee also has considered whether the independent registered public accounting firm’s provision of non-audit services to the Company is compatible with the auditor’s independence.

Based on the reviews and discussions mentioned above, the Audit Committee recommended to the Board of Directors that the audited financial statements for the year ended February 1, 2020 be included in the Company’s Annual Report to shareholders and Annual Report on Form 10-K to the Securities and Exchange Commission.

Audit Committee Members:

Thomas E. Meckley (Chair) Thomas B. Henson

Bryan F. Kennedy, III Theresa J. Drew

Audit Fees

PricewaterhouseCoopers LLP audited the Company’s consolidated financial statements for the fiscal years ended February 1, 2020 and February 2, 2019. The aggregate fees paid to PricewaterhouseCoopers LLP for all professional services rendered for fiscal years ended February 1, 2020 and February 2, 2019 were:

	Fiscal Year Ended February 1, 2020	Fiscal Year Ended February 2, 2019
Audit Fees (1)	$1,104,000	$1,084,000
Audit-Related Fees (2)	8,000	12,000
Tax Fees (3)	73,000	50,000
All Other Fees (4)	3,000	3,000
	$1,188,000	$1,149,000

(1)     “Audit Fees” represent fees for professional services rendered by PricewaterhouseCoopers LLP for the audit of our annual financial statements included in our Annual Reports on Form 10-K, the review of financial statements included in our Quarterly Reports on Form 10-Q and any services normally provided by PricewaterhouseCoopers LLP in connection with statutory and regulatory filings or engagements.

(2)     “Audit-Related Fees” represent fees for assurance and related services rendered by PricewaterhouseCoopers LLP that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” Audit-related fees consist of fees related to new accounting guidance to be implemented in 2019 and 2020.

(3)     “Tax Fees” represent fees for professional services rendered by PricewaterhouseCoopers LLP for tax compliance related to the filing of the Company’s federal income tax return, assistance with a federal income tax audit, tax advice and tax planning related to foreign, state and local tax.

(4)     “All Other Fees” represent fees paid to PricewaterhouseCoopers LLP for General Accepted Accounting Practices software.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services by the Independent Registered Public Accounting Firm

The Audit Committee is responsible for the appointment, compensation and oversight of the work of the independent registered public accounting firm. As part of this responsibility, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent registered public accounting firm in order to assure that they do not impair the auditor’s independence from the Company. Accordingly, the Audit Committee has adopted procedures and conditions under which services proposed to be performed by the independent registered public accounting firm must be pre-approved.

Pursuant to this policy, the Audit Committee will consider annually and approve the terms of the audit engagement. Any proposed engagement relating to permissible non-audit services must be presented to the Audit Committee and pre-approved on a case-by-case basis. In addition, particular categories of permissible non-audit services that are recurring may be pre-approved by the Audit Committee subject to pre-set fee limits. If a category of services is so approved, the Audit Committee will be regularly updated regarding the status of those services and the fees incurred. The Audit Committee reviews requests for the provision of audit and non-audit services by the Company’s independent registered public accounting firm and determines if they should be approved. Such requests could be approved either at a meeting of the Audit Committee or upon approval of the Chair of the Audit Committee, or another member of the Audit Committee designated by the Chair. If the Chair or his designee approves a permissible non-audit service, that decision is required to be presented at the next meeting of the Audit Committee. Prior to approving any services, the Audit Committee considers whether the provision of such services is consistent with the SEC’s rules on auditor independence and is compatible with maintaining the auditor’s independence. All of the Company’s Audit-Related Fees, Tax Fees and All Other Fees were pre-approved by the Audit Committee.

SHAREHOLDER PROPOSALS

Shareholders who intend to present proposals for consideration at next year’s Annual Meeting are advised that, pursuant to rules of the Securities and Exchange Commission, any such proposal must be received by the Secretary of the Company at the Company’s principal executive offices, 8100 Denmark Road, Charlotte, North Carolina 28273-5975 no later than the close of business on December 21, 2020 if such proposal is to be considered for inclusion in the proxy statement and proxy appointment form relating to that meeting. Only persons who have held beneficially or of record at least $2,000 in market value, or 1% of the combined class of Class A Stock and Class B Stock, for at least one year on the date the proposal is submitted and who continue in such capacity through the meeting date are eligible to submit proposals to be considered for inclusion in the Company’s proxy statement. In addition, the Company may direct the persons named in the Company’s Annual Meeting proxy to exercise discretionary voting authority to vote against any matter, without any disclosure of such matter in the Company’s proxy statement, unless a shareholder provides notice of the matter pursuant to the procedures specified in Article II, Section 4 of the Company’s Bylaws (no later than February 20, 2021 in the case of the Company’s 2021 Annual Meeting). Such notice must be received by the Secretary of the Company at the Company’s principal executive offices as described above in this paragraph not later than ninety days prior to the anniversary date of the immediately preceding Annual Meeting. The shareholder’s notice must set forth, as to each matter of business proposed for consideration, a brief description of the business desired to be brought before the Annual Meeting and the reasons for conducting such business at the Annual Meeting, the name and address, as they appear on the Company’s stock transfer records, of the proposing shareholder, the class and number of shares of the Company’s stock beneficially owned by the proposing shareholder, and any material interest of the proposing shareholder in the proposed business.

OTHER MATTERS

The Board of Directors of the Company knows of no matters that will be presented for consideration at the meeting other than those set forth in this Proxy Statement. However, if any other matters are properly presented for action, it is the intention of the persons named in the proxy to vote on them in accordance with their best judgment.

For the Board of Directors THE CATO CORPORATION

CHRISTIN J. REISCHE

Assistant Secretary

April 20, 2020

ATTACHMENT A

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF

THE CATO CORPORATION

The Cato Corporation, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), hereby certifies as follows:

1.     The name of the ~~corporation~~Corporation is “The Cato Corporation,” and the name under which the ~~corporation~~Corporation was originally incorporated is “Cato Stores, Inc.” The date of filing its original Certificate of Incorporation with the Secretary of State was March 28, 1946.

2.  The text of the Amended and Restated Certificate of Incorporation as amended or supplemented heretofore is further amended and restated hereby to read as herein set forth in full:

FIRST. The name of the Corporation is

THE CATO CORPORATION

SECOND. Its registered office in the State of Delaware is located at 1209 Orange Street, in the City of Wilmington, County of New Castle. The name and address of its resident agent is The Corporation Trust Company, 1209 Orange Street, Wilmington, Delaware, 19801.

THIRD. The purpose of the ~~corporation~~Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

FOURTH. (A) The total number of shares of all classes of capital stock which the Corporation shall have the authority to issue is 65,100,000, consisting of:

(1) 50,000,000 shares of Class A Common Stock having a par value of $.03 1/3 per share,

(2)  15,000,000 shares of Class B Common Stock having a par value of $.03 1/3 per share, and

(3)  100,000 shares of Preferred Stock having a par value of $100.00 per share.

~~The issued shares of the Corporation’s capital stock as of the date of filing of this Amendment shall be reclassified as shares of Class A Common Stock, without any further action required by the holders thereof.~~

(B)  Except to the extent otherwise provided below, the holders of Class A Common Stock and the Class B Common Stock shall have the same powers, designations, preferences and participation rights and privileges. The holders of Class A Common Stock and Class B Common Stock shall have the following specific powers, designations, preferences, and relative participating rights and privileges:

(1)  Each holder of Class A Common Stock shall be entitled to one (1) vote per share of Class A Common Stock standing in his name on the transfer books of the Corporation, and each holder of Class B Common Stock shall be entitled to ten (10) votes per share of Class B Common Stock standing in his name on the transfer books of the Corporation, with respect to each matter to be voted upon.

(2)  The holders of Class A Common Stock and Class B Common Stock shall have the right to vote, but not as separate classes except to the extent required by law or as otherwise provided in subsection (B)(3) below, upon all matters submitted to the stockholders of the Corporation.

(3)   In addition to any other vote required by law, the Corporation may not alter or change, by rights, preferences, privileges, restrictions, dividend rights, voting power or other powers given to the holders of Class A Common Stock and Class B Common stock pursuant to this Article Fourth other than by the affirmative vote of not less than sixty-six and two thirds (66 2/3) percent of all the votes entitled to be voted by the holders of each class of stock to be adversely affected thereby voting as a separate class, except that the Corporation may increase the total number of authorized shares of Class A Common Stock or Class B Common Stock that may be issued by the corporation by the affirmative vote of a majority of all the votes entitled to be voted by the holders of Class A Common Stock and Class B Common Stock voting together, without regard to class.

1

(4)   Subject to the rights of any holders of Preferred Stock, holders of Class A Common Stock and Class B Common Stock shall be entitled to receive such dividends and other distributions in cash, stock or property of the Corporation as may be declared thereon by the Board of Directors from time to time out of assets or funds of the Corporation legally available therefor; provided, however, that:

(a)  No cash dividend may be declared and paid on the Class B Common Stock unless a dividend of an equal or greater amount of cash per share has been declared and paid on the Class A Common Stock.

(b)  In the event of any dividend or other distribution payable in stock of the Corporation, other than Preferred Stock, including a distribution pursuant to any stock split or division, which occurs after the initial issuance of Class B Common Stock by the Corporation, only shares of Class A Common Stock shall be distributed with respect to Class A Common Stock, and the Corporation’s Board of Directors, in its discretion, shall determine whether to distribute shares of Class A or Class B Common Stock, in an amount per share equal to the amount per share distributed with respect to the Class A Common Stock, with respect to Class B Common Stock.

(c)  In the case of any combination, reclassification or recapitalization of the Class A Common Stock, the shares of Class B Common stock shall also be combined, reclassified or recapitalized so that the number of shares of Class B Common stock outstanding immediately following such combination reclassification or recapitalization shall bear the same relationship to the number of shares of Class B Common Stock outstanding immediately prior to such combination, reclassification or recapitalization as the number of shares of Class A Common Stock outstanding immediately following such combination, reclassification or recapitalization bears to the number of shares of Class A Common Stock outstanding immediately prior to such combination, reclassification or recapitalization.

(d)   Shares of Class B Common stock outstanding at any time shall not be reverse split or combined, whether by reclassification, recapitalization or otherwise, so as to decrease the number of shares thereof issued and outstanding unless at the same time the shares of Class A Common Stock are reverse split or combined so that the number of shares of Class A Common Stock outstanding immediately following such reclassification or recapitalization shall bear the same relationship to the number of shares of Class A Common Stock outstanding immediately prior to such reclassification or recapitalization as the number of shares of Class B Common Stock outstanding immediately following such reclassification or recapitalization bears to the number of shares of Class B Common Stock outstanding immediately prior to such reclassification or recapitalization.

(5)  Any outstanding shares of Class B Common Stock shall be convertible on or after July 1, 1988 into fully paid and nonassessable shares of Class A Common Stock at the option of the holders thereof on a one share for one share basis. In order for a stockholder to effect any such conversion; such stockholder must furnish the Corporation with a written notice of the request for conversion, which notice shall be addressed to the principal office of the Corporation or to the Corporation’s designation transfer agent, shall state the number of shares of Class B Common Stock to be converted into shares of Class A Common Stock, shall state the name of the person(s) in whose name(s) the shares of Class A Common Stock are to be registered and shall be accompanied by a certificate or certificates representing such shares, properly endorsed and ready for transfer. A conversion shall be deemed to be made (and the holder of such shares shall be deemed to be the holder of record of an equal number of shares of Class A Common Stock) on the close of business of the date when the Corporation or transfer agent has received the prescribed written notice and required certificate or certificates, properly endorsed and ready for transfer. The Corporation hereby reserves and shall at all times reserve and keep available out of its authorized and unissued shares of Class A Common Stock, for the purposes of effecting conversion such number of duly authorized shares of Class A Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Class

B Common Stock.

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(6)  In the event of a liquidation or dissolution of the Corporation, or a winding up of its affairs, whether voluntary or involuntary, or a merger or consolidation of the Corporation, after payment or provision for payment of the debts or liabilities of the Corporation and the amounts to which holders of the Preferred Stock shall be entitled, holders of Class A Common Stock shall be entitled to receive out of the net assets of the Corporation, the amount of $1.00 per share, prior to any distribution to be made with respect to Class B Common Stock. After such payment or provision for such payment to the holders of Class A Common Stock, the holders of Class A Common stock and the holders of Class B Common Stock shall be entitled to share ratably (i.e., an equal amount of assets for each share of either Class A Common Stock or Class B Common Stock) in the remaining assets of the Corporation.

(C)  (1) No person holding shares of Class B Common Stock of record (hereinafter called a “Class B Holder”) may transfer, and the Corporation shall not register the transfer of, such shares of Class B Common Stock, as Class B Common Stock, whether by sale, assignment, gift, bequest, appointment or otherwise, except to a Permitted Transferee (as hereinafter defined). Shares of Class B Common Stock transferred to any party other than a Permitted Transferee (as hereinafter defined) shall be converted into shares of Class A Common Stock as provided by subsection (4) of this Section (C). A “Permitted Transferee” shall mean, with respect to each person from time to time shown as the record holder of shares of Class B Common Stock:

(a)  In the Case of a Class B Holder who is a natural person;

(i)  ~~anyA~~ny lineal descendant of such Class B Holder (the Class B Holder and such lineal descendants herein collectively referred to as “Class B Holder’s Family Members”);

(ii)  The trustee of a trust (including a voting trust) principally for the benefit of such Class B Holder and/or one or more of his or her Permitted Transferees described in each subclause of this clause (a) other than this subclause (ii), provided that such trust may also grant a general or special power of appointment to one or more of such Class B Holder’s Family Members and may permit trust assets to be used to pay taxes, legacies and other obligations of the trust or of the estates of one or more of such Class B Holder’s Family Members payable by reason of the death of any of such Family Members;

(iii)   A corporation if all of the outstanding capital stock of such corporation which is entitled to vote for the election of directors is owned by, or a partnership if all of the partners are, and all of the beneficial interests in the partnership are owned by, the Class B Holder or his or her permitted Transferees determined under this clause (a), provided that if by reason of any change in the ownership of such stock or partnership interests, such corporation or partnership would no longer qualify as a Permitted Transferee, all shares of Class B Common Stock then held by such corporation or partnership shall, upon the election of the Corporation given by written notice to such corporation or partnership, without further act be converted into a like number of shares of ~~common~~Class A Common Stock effective upon the date of the giving of such notice, and stock certificates formerly representing such shares of Class B Common stock shall thereupon and thereafter be deemed to represent the like number of shares of ~~common~~Class A Common Stock; and

(iv)  The estate of such Class B Holder.

(b)  In the case of a Class B Holder holding shares of Class B Common Stock as trustee pursuant to a trust (other than a trust described in clause (c) below), Permitted Transferee means (i) any person transferring Class B Common Stock to such trust and (ii) any Permitted Transferee of any such transferor determined pursuant to clause (a) above.

(c)  In the case of a Class B Holder holding the shares of Class B Common Stock in question as trustee pursuant to a trust which was irrevocable on the record date for determining the persons to whom the Class B Common Stock is first issued by the Corporation, Permitted Transferee means (i) any person to whom or for whose benefit principal may be distributed either during or at the end of the term of such trust whether by power of appointment or otherwise and (ii) any Permitted Transferee of any such person determined pursuant to clause (a) above.

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(d)  In the case of a Class B Holder which is a partnership or corporation acquiring record and beneficial ownership of the shares of Class B Common Stock in question upon its initial issuance by the Corporation, Permitted Transferee mean

(i) any partner of such partnership, or stockholder of such corporation, as of the date of the initial issuance of the shares of Class B Common Stock, and (ii) any Permitted Transferee of any such person, partner, or stockholder referred to in subclause (i) of this clause (d).

(e)  In the case of a Class B Holder which is a corporation or partnership (other than a corporation or partnership described in clause (d) above) holding record and beneficial ownership of the shares of Class B Common Stock in question, Permitted Transferee means (i) any person transferring such shares of Class B Common Stock to such corporation or partnership and (ii) any Permitted Transferee of any such transferor determined under clause (a) above.

(f)  In the case of a Class B Holder which is the estate of a deceased Class B Holder, or which is the estate of a bankrupt or insolvent Class B Holder, which holds record and beneficial ownership of the shares of Class B Common Stock in question, Permitted Transferee means a permitted Transferee of such deceased, bankrupt or insolvent Class B Holder as determined pursuant to clause (a), (b), (c), (d) or (e) above, as the case may be.

(g) Any employee benefit plan for the benefit of the employees of the Corporation (a “Plan”).

(h)  In the case of a Class B Holder which is a Plan, Permitted Transferee includes any beneficiary of such plan to whom shares of stock of the Corporation may be distributed, but only as such shares are distributable.

(2)  Notwithstanding anything to the contrary set forth herein, any Class B Holder may pledge such Holder’s shares of Class B Common Stock to a pledge pursuant to a bona fide pledge of such shares as collateral security for indebtedness due to the pledge, provided that such shares shall not be transferred to or registered in the name of the pledge and shall remain subject to the provisions of this Section (C). In the event of foreclosure or other similar action by the pledge, such pledged shares of Class B Common stock may only be transferred to a Permitted Transferee of the pledge or converted into shares of Common Stock, as the pledge may elect.

(3)  For purposes of this Section (C):

(a)  The relationship of any person that is derived by or through legal adoption shall be considered a natural one.

(b)  Each joint owner of shares of Class B Common Stock shall be considered a “~~class~~Class B Holder” of such shares.

(c)  A minor for whom shares of Class B Common Stock are held pursuant to a Uniform Gifts to Minors Act or similar law shall be considered a Class B Holder of such shares.

(d)  Unless otherwise specified, the term “person” means both natural persons and legal entities.

(e)  Without derogating from the election conferred upon the Corporation pursuant to subclause (iii) of clause (a) above, each reference to a corporation shall include any successor corporation resulting from merger or consolidation and each reference to a partnership shall include any successor partnership resulting from the death or withdrawal of a partner.

(4)   Any transfer of shares of Class B Common Stock not permitted hereunder shall result in the conversion of the transferee’s shares of Class B Common Stock into shares of Class A Common Stock, effective as of the date on which certificates representing such shares are presented for transfer on the books of the Corporation. The Corporation may, in connection with preparing a list of stockholders entitled to vote at any meeting of stockholders, or as a condition to the transfer or the registration of

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shares of Class B Common Stock on the Corporation’s books require the furnishing of such affidavits or other proof as it deems necessary to establish that any person is the beneficial owner of shares of Class B Common Stock or is a Permitted Transferee.

(5)  Shares of Class B Common Stock shall be registered in the names of the beneficial owners thereof and not in “street” or “nominee” name. For this purpose, a “beneficial owner” of any shares of Class B Common Stock shall mean a person who, or an entity which possesses the power, either singly or jointly, to direct the voting or disposition of such shares. The ~~corporation~~Corporation shall note on the certificates for shares of Class B Common ~~stock~~Stock that there are restrictions on the transfer and registration of transfer imposed by Article Fourth, Section C hereof.

(D)  The Board of Directors is expressly authorized, subject to the limitations prescribed by law, to provide for the issuance of the Preferred Stock in series, and to fix by resolution or resolutions providing for the issue of any series the number of shares included in such series and the designations, relative powers, preferences and rights, and the qualifications, limitations or restrictions thereof.

FIFTH. No holder of shares of the capital stock of any class of the ~~corporation~~Corporation shall have any pre-emptive or preferential right of subscription to any shares of any class of stock of the ~~corporation~~Corporation, whether now or hereafter authorized, or to any bonds, debentures or other securities convertible into stock of any class, and all such additional shares of stock, bonds, debentures or other securities convertible into stock may be issued and disposed of by the Board of Directors to such person or persons and on such terms and for such consideration (so far as may be permitted by law) as the Board of Directors, in its absolute discretion, may deem advisable.

SIXTH. The ~~corporation~~Corporation is to have perpetual existence.

SEVENTH. The private property of the stockholders shall not be subject to the payment of corporate debts to any extent whatever.

EIGHTH. Whenever a compromise or arrangement is proposed between this ~~corporation~~Corporation and its creditors or any class of them, and/or between this ~~corporation~~Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this corporation or of any creditor or stockholder thereof, or on the application of any receiver or receivers appointed for this ~~corporation~~Corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this ~~corporation~~Corporation under the provisions of Section 279 of Title 8 of the Delaware Code, order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this ~~corporation~~Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this ~~corporation~~Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this ~~corporation~~Corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this ~~corporation~~Corporation, as the case may be, and also on this ~~corporation~~Corporation.

NINTH. Meetings of stockholders may be held ~~without~~outside of the State of Delaware, if the ~~bylaws~~By-Laws so provide. The books of the ~~corporation~~Corporation may be kept (subject to any provision contained in the ~~statues~~Delaware General Corporation Law) outside of the State of Delaware at such place or places as may be from time to time designated by the Board of Directors or in the ~~bylaws~~By-Laws of the ~~corporation~~Corporation.

TENTH. The provisions of this Amended and Restated Certificate of Incorporation shall not be modified, revised, altered or amended, repealed or rescinded in whole or in part, without the affirmative vote of sixty-six and two-thirds (66 2/3) percent of the votes to which the holders of the outstanding stock are entitled.

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ELEVENTH. (A) A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit. If the Delaware General Corporation Law is amended after approval by the Corporation’s stockholders of this Article to authorize corporate action further eliminating or limiting the personal liability of ~~Directors~~directors, then the liability of a ~~Director~~director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended.

Any repeal or modification of ~~the immediately preceding paragraph~~this Section (A) by the stockholders of the Corporation shall not adversely affect any right or protection of a ~~Director~~director of the Corporation existing at the time of such repeal  or modification.

(B)  Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “proceeding”), by reason of the fact that he or she is or was a director, officer or employee of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans (hereinafter an “indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such indemnitee in connection therewith, and such indemnification shall continue as to an indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the indemnitee’s heirs, executors and administrators; provided, however, that, except as provided in ~~paragraph~~Section (C) hereof with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify any such indemnitee in connection with ~~the~~a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation. The right to indemnification conferred in this Section (B) shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition (hereinafter an “advancement of expenses”); provided, however, that, if the Delaware General Corporation Law requires, an advancement of expenses incurred by an indemnitee in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such indemnitee, including without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final decision from which there is no further right to appeal that such indemnitee is not entitled to be indemnified for such expenses under this Section (B) or otherwise (hereinafter an “undertaking”).

(C)  If a claim under ~~paragraph~~Section (B) of this Article is not paid in full by the Corporation within sixty days after a written claim has been received by the ~~corporation~~Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be twenty days, the indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. In (i) any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (ii) any suit by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met the applicable standard of conduct set forth in the Delaware General Corporation Law. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the

6

circumstances because the indemnitee has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met such applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right to indemnification or advancement of expenses hereunder, or by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified or to such advancement of expenses under this ~~Section~~Article or otherwise shall be on the Corporation.

(D)  The rights to indemnification and to the advancement of expenses conferred in this ~~Section~~Article shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, this Amended and Restated Certificate of Incorporation, ~~by-law~~any By-Law, agreement, vote of stockholders or disinterested directors or otherwise.

(E)  The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law.

(F)  The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification and to the advancement of expenses, to any agent of the Corporation to the fullest extent of the provisions of this Article with respect to the indemnification and advancement of expenses of directors, officers and employees of the Corporation.

TWELFTH. (A) The Board of Directors shall consist of not less than five (5) nor more than fifteen (15) members and shall be divided into three classes as nearly equal in number as possible. ~~At the annual meeting of stockholders in 1987, the directors of one class shall be elected for a term of one year, the directors of the second class shall be elected for a term of two years, and the directors of the third class~~Each director shall be elected for a term of three years. At each annual meeting of the stockholders ~~after the 1988 annual meeting~~, the successors of the directors of the class whose terms expire in that year shall be elected to hold office for a term of three years, so that the term of office of one class of directors shall expire in each year.

(B) Vacancies ~~in~~and newly created directorships on the Board of Directors may be filled by a vote of ~~three~~a majority of the directors then in office, although less than a quorum. Directors so elected shall hold office until the next election of the class for which such ~~Directors~~directors shall have been chosen and until their successors shall have been elected and qualified.

THIRTEENTH. The Board of Directors is expressly empowered to adopt, amend or repeal the By-Laws of the Corporation. The stockholders shall also have the power to adopt, amend or repeal the By-Laws of the Corporation; provided, however, that, in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by this Amended and Restated Certificate of Incorporation, such action by stockholders shall require the affirmative vote of the holders of at least a majority of the voting power of all of the then-outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

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3.     The aforesaid amendment was duly adopted in accordance with the applicable provisions of Section 242 and 245 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, ~~the foregoing is executed by the Vice President of the~~The Cato Corporation ~~and attested by the Assistant Secretary of the Corporation~~has caused the Amended and Restated Certificate of Incorporation to be executed by_

, its

_, this ~~6~~   th day of ~~March~~                   , ~~1987~~2020.

THE CATO CORPORATION

By:

~~Alan E. Wiley~~

~~Executive Vice President Secretary~~

~~Chief Financial and Administrative Officer~~

[name] [title]

~~ORIGINAL CERTIFICATE OF INCORPORATION FILED MARCH 28, 1946~~

8

ATTACHMENT B

Amendments to Cato Corporation’s 1987 Bylaws Adopted by the Board of Directors 1993 Amendment1

ARTICLE V

OFFICERS

Section 1. Officers of the Corporation. The officers of the ~~corporation~~Corporation shall ~~be chosen by~~consist of such officers as the ~~board~~Board of ~~directors and shall be~~Directors may from time to time elect including without limitations, a Chairman of the Board ~~or,~~ a ~~President or both~~Chief Executive Officer, a Chief Financial Officer, a Chief Operating Officer, a Chief Merchandising Officer, a Chief Marketing Officer, a Vice Chairman of the Board, a president, a Secretary, a Treasurer ~~and a Controller. The board of directors may also choose a Vice President or~~, and such one or more Executive Vice presidents, Senior Vice-Presidents, ~~and one or more~~ and Vice Presidents with such vice presidential designations, if any, as the Board may determine, and such Assistant Vice Presidents, Assistant Secretaries, and Assistant Treasurers~~, Two~~ as the Board of Directors may elect. Any two (2) or more of such offices may be held by the same person, except the offices of ~~President~~president and Secretary or ~~Assistant President~~assistant president and ~~Assistant Secretary~~assistant secretary.

The Chairman and Chief Executive Officer is hereby vested with the authority to appoints such other officers and assign such duties as he may deem appropriate from time to time and it is further understood that all officers serve at discretion of the Chairman and Chief Executive Officer, and it is understood that the Chairman and Chief Executive Officer will keep the Board informed of any such appointments and changes at the regular board meeting.

_________________________________________

1     Adopted by the Board on January 28, 1993.

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2007 Amendment2 ARTICLE VI

~~CERTIFICATES~~SHARES OF STOCK

Section 1. Certificates. ~~Every~~Sharesof stock in the corporation may be certificated or uncertificated as provided under the General Corporation Law of the State of Delaware. Each holder of stock in the corporation, upon written request to the transfer agent of the corporation, shall be entitled to have a certificate, signed by, or in the name of the corporation by, the ~~President~~president or ~~a Vice President~~vice vice president and the ~~Treasurer~~treasurer or ~~an Assistant Treasurer~~assistant treasurer, or the ~~Secretary~~secretary or an ~~Assistant Secreatry~~assistant secretary of the corporation, certifying the number of shares owned by him in the corporation. If the corporation shall be authorized to issue more than one class of stock, or more than one series of any class, the designations, preference and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of suck preferences and/or rights shall be set forth in full or summarization on the or the back of the certificate which the corporation shall issue to represent suck class or series of stock, or, if uncertificated , in the notice required to be sent to the registered owner thereof in accordance with Delaware law; provided, however, that except as otherwise provided in Section 202 of the General Corporation Law of Delaware, in lieu of the forgoing requirements, there may be set forth on the face or the back of the certificate which the corporation shall issue to represent such class or series of stock, or in the case of uncertificated stock, in the notice required to be sent to the registered owner thereof, a statement that the corporation will furnish without charge to each stockholder who so requests a copy of the designations, preferences, and relative, participating option or ~~other~~ to special rights of each class of stock ore series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

Section 4. Transfer of Stock. Upon surrender to the corporations or the transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by the proper evidence of succession, assignment or authority to transfer, is shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books. Upon a transfer of uncertificated shares of stock, the record of such person’s stock shall be cancelled and shares shall be transferred to the person entitled thereto upon the issuance of a certificate or an electronic transfer of such shares. A record shall be made of each transfer and whenever a transfer shall be made for collateral security, and not absolutely, it shall be so expressed in the entry of the transfer.

_______________________________________

2     Adopted by the Board on December 6, 2007.

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2009 Amendment3 ARTICLE VI

~~CERTIFICATES~~SHARES OF STOCK

Section 5. Closing of Transfer Books. The board of directors may close the sock transfer books of the corporation for a period not exceeding ~~fifty~~sixty (60) days preceding the date of any meeting of the stockholders~~,~~ or the date for payment of any dividend~~,~~ or the date for the allotment of right~~,~~ or the date when any change or conversion or exchange of capital stock shall go into effect~~,~~ or for a period of not exceeding ~~fifty~~sixty (60) days in connection with obtaining the consent of stockholder for any purpose. In lieu of closing the stock transfer books as aforesaid, the board of directors may fix in advance a date, not exceeding ~~fifty~~sixty (60) days preceding the date of any meeting of stockholders, or the date for the payment of any dividend, or the date for the allotment of right, or the date when any change or conversion or exchange of capital stock shall go into effect, or a date in connection with obtaining such consent, as a record date for determination of the stockholders entitled to notice of, and to vote at any such meeting, and any adjournment thereof, or entitled to receive payment of any such dividend, or to any such allotment of rights, or to exercise the right in respect of any such change, conversion or exchange capital stock, or to give such consent, and in such case such stockholders and only such stockholders as shall be stockholders of record on the date so fixed shall be entitled to such notice of ~~and to vote at such meeting and any adjournment thereof,~~ or to receive payment of such dividend, or to receive such allotment of rights, or to exercise such rights, or to give such consent, as the case may be, notwithstanding any transfer of any stock on the books of the corporation after any such record date fixed as aforesaid.

  _________________________________________

3     Adopted by the Board on February 26, 2009.

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ATTACHMENT C

STATE OF DELAWARE

AMENDED AND RESTATED BY-LAWS
OF
THE CATO CORPORATION

INDEX

ARTICLE I
OFFICES

Section 1......... Registered Office                                                                                                                 4

Section 2......... Other Offices                                                                                                                        4

ARTICLE II
MEETINGS OF STOCKHOLDERS

Section 1......... Location                                                                                                                               4

Section 2......... Annual Meeting                                                                                                                   4

Section 3......... Stockholder Nominations                                                                                                    4

Section 4......... Notice and Business to Be Conducted                                                                                 5

Section 5......... Stock Ledger                                                                                                                        5

Section 6......... Special Meetings                                                                                                                  6

Section 7......... Notice of Special Meeting                                                                                                   6

Section 8......... Business at Special Meeting                                                                                                6

Section 9......... Quorum                                                                                                                                6

Section 10....... Vote                                                                                                                                      6

Section 11....... Proxies                                                                                                                                  6

Section 12....... Action Without Meeting                                                                                                      7

ARTICLE III
DIRECTORS

Section 1......... Number                                                                                                                                7

Section 2......... Vacancies                                                                                                                             7

Section 3......... Powers                                                                                                                                  7

Section 4......... Chairman of the Board                                                                                                         7

~~MEETINGS OF THE BOARD OF DIRECTORS~~

Section 5......... Location                                                                                                                               8

Section 6......... Regular Meetings                                                                                                                 8

Section 7......... Special Meetings                                                                                                                  8

Section 8......... Quorum                                                                                                                                8

Section 9......... Action Without Meeting                                                                                                      8

Section 10....... Meeting ~~by Conference Telephone~~Communications                                                          8

~~COMMITTEES OF DIRECTORS~~

Section 11....... Committees                                                                                                                          8

~~COMPENSATION OF DIRECTORS~~

Section 12....... Compensation                                                                                                                      9

ARTICLE IV
NOTICES

Section 1......... Writing                                                                                                                               10

Section 2......... Waiver                                                                                                                                10

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ARTICLE V
OFFICERS

Section 1......... Officers                                                                                                                              10

Section 2......... Election                                                                                                                              10

Section 3......... Other Officers                                                                                                                    10

Section 4......... Salaries                                                                                                                               11

Section 5......... Term                                                                                                                                   11

~~THE PRESIDENT~~

Section 6......... ~~Duties~~President                                                                                                                  11

Section 7......... ~~Powers~~Vice Presidents                                                                                                       11

~~THE VICE PRESIDENTS~~                                                                                                                             0

Section 8......... ~~Duties~~Secretary                                                                                                                  11

~~THE SECRETARY AND ASSISTANT SECRETARIES~~                                                              0

Section 9......... ~~Duties~~Assistant Secretaries                                                                                                12

Section 10....... ~~Assistant Secretaries~~Treasurer                                                                                           12

~~THE TREASURER AND ASSISTANT TREASURERS~~

Section 11....... ~~Duties~~Assistant Treasurers                                                                                                 12

Section 12....... ~~Disbursement~~Controller                                                                                                     12

Section 13....... ~~Bond~~                                                                                                                                     0

~~Section 14.       Assistant Treasurer~~

~~CONTROLLER~~                                                                                                                                             0

~~Section 15.       Duties~~

~~OFFICIALS AND AGENTS~~                                                                                                                         0

~~Section~~ 16. ~~Officials and Agents~~

ARTICLE VI
~~CERTIFICATES~~SHARES OF STOCK

Section 1......... Certificates                                                                                                                         12

Section 2......... Facsimile Signatures                                                                                                          13

Section 3......... Lost Certificate                                                                                                                   13

Section 4......... Transfers of Stock                                                                                                              13

Section 5......... Closing of Transfer Books                                                                                                 14

Section 6......... Registered Stockholders                                                                                                     14

ARTICLE VII
RIGHT OF FIRST REFUSAL ON ESOP STOCK

ARTICLE VIII
GENERAL PROVISIONS

Section 1......... Dividends                                                                                                                           15

Section 2......... Reserves                                                                                                                             15

Section 3......... Annual Statement                                                                                                               16

Section 4......... Checks                                                                                                                                16

Section 5......... Fiscal Year                                                                                                                         16

Section 6......... Seal                                                                                                                                     16

ARTICLE IX
AMENDMENTS

Section 1......... Amendments                                                                                                                      16

2

STATE OF DELAWARE
AMENDED AND RESTATED BY-LAWS
OF
THE CATO CORPORATION

Article I

OFFICES

Section 1.                  Registered Office.  The registered office in Delaware shall be in the City of Wilmington, County of New Castle, State of Delaware.

Section 2.                  Other Offices.  The corporation may also have offices at such other places both within and without the State of Delaware as the board of directors may from time to time determine or the business of the corporation may require.

Article II

MEETINGS OF STOCKHOLDERS

Section 1.                  Location.  Meetings of stockholders for any purpose may be held at such time and place, within or without the State of Delaware, as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof.

Section 2.                  Annual Meeting.  The annual meeting of stockholders shall be held on such day in each year not earlier than March 10 nor later than June 15 and at such hour as shall be fixed by the board of directors.  At such annual meeting the stockholders shall elect by plurality vote the successors of the class of directors whose term expires at such meeting for a term expiring at the annual meeting of stockholders held in the third year following the year of their election, and shall transact such other business as may have been properly brought before the meeting in accordance with Section 4 of this Article II.

Section 3.                  Stockholder Nominations.  Only persons who are nominated in accordance with the procedures set forth in this Section 3 shall be eligible for election as directors.  Nominations of persons for election to the board of directors of the corporation may be made at a meeting of stockholders by or at the direction of the board of directors or by any stockholder of the corporation entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in this Section 3.  Such nominations, other than those made by or at the direction of the board of directors, shall be made pursuant to timely notice in writing to the Secretary of the corporation.  To be timely, a stockholder’s notice shall be delivered to or mailed and received at the principal executive offices of the corporation not later than (i) with respect to an election to be held at an annual meeting of stockholders, ninety days prior to the anniversary date of the immediately preceding annual meeting, and (ii) with respect to an election to be held at a special meeting of stockholders for the election of directors, the close of business on the tenth day following the date on which notice of such meeting is first given to stockholders.  Such stockholder’s notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director, (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of the corporation which are beneficially owned by such person and (iv) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including without limitation such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); and (b) as to the stockholder giving the notice, (i) the name and address, as they appear on the corporation’s books, of such stockholder and (ii) the class and number of shares of the corporation which are beneficially owned by such stockholder.  At the request of the board of directors, any person nominated by the board of directors for election as a director shall furnish to the Secretary of the corporation that information required to be set forth in a stockholder’s notice of nomination which pertains to the nominee.  No person shall be eligible for election as a director of the corporation unless nominated in accordance with the procedures set forth in this Section 3.  The

3

chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the procedures prescribed by the by-laws, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.

Section 4.                  Notice and Business to Be Conducted.  Written notice of the annual meeting shall be given to each stockholder entitled to vote thereat at least 10 but not more than 60 days before the date of the meeting.

At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting.  To be properly brought before an annual meeting, business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the board of directors, (b) otherwise properly brought before the meeting by or at the direction of the board of directors, or (c) otherwise properly brought before the meeting by a stockholder.  For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the corporation.  To be timely, a stockholder’s notice must be delivered to or mailed and received at the principal executive offices of the corporation not later than ninety days prior to the anniversary date of the immediately preceding annual meeting. A stockholder’s notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (b) the name and address, as they appear on the corporation’s books, of the stockholder proposing such business, (c) the class and number of shares of the corporation which are beneficially owned by the stockholder and (d) any material interest of the stockholder in such business.  Notwithstanding anything in the by-laws to the contrary, no business shall be conducted at any annual meeting except in accordance with the procedures set forth in this Section.  The chairman of the annual meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this Section, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

Section 5.                  Stock Ledger.  The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten days before every election of directors, a complete list of the stockholders entitled to vote at said election, arranged in alphabetical order, showing the address of and the number of shares registered in the name of each stockholder.  Such list shall be open to the examination of any stockholder, during ordinary business hours, for a period of at least ten days prior to the election, either at a place within the city, town or village where the election is to be held and which place shall be specified in the notice of the meeting, or, if not specified, at the place where said meeting is to be held, and at the election during the whole time thereof, and subject to the inspection of any stockholder who may be present.

Section 6.                  Special Meetings.  Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute or by the certificate of incorporation, may be called by the President and shall be called by the President or Secretary at the request in writing of a majority of the board of directors, or at the request in writing of stockholders owning shares of the corporation’s capital stock entitled to a majority of the total number of votes entitled to be cast by the entire capital stock of the corporation issued and outstanding and entitled to vote.  Such request shall state the purpose or purposes of the proposed meeting.

Section 7.                  Notice of Special Meeting.  Written notice of a special meeting of stockholders, stating the time, place and purpose thereof, shall be given in accordance with Section 222 of the General Corporation Law of the State of Delaware to each stockholder entitled to vote thereat, at least ten days before the date fixed for the meeting.

Section 8.                  Business at Special Meeting.  Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

Section 9.                  Quorum.  The holders of a majority of the total voting power of the capital stock of the corporation issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the certificate of incorporation.  If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented.  At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally noticed.

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Section 10.               Vote.  When a quorum is present at any meeting, the vote of a majority of the votes to which the holders of the stock having voting power, present in person or by proxy, are entitled shall decide any question brought before such meeting, unless the question is one upon which~~,~~ by express provision of statute or of the certificate of incorporation, a different vote is required~~,~~ in which case such express provision shall govern and control the decision of such question.

Section 11.               Proxies.  Each stockholder shall at every meeting of the stockholders be entitled in person or by proxy to the number of votes provided for in the corporation’s certificate of incorporation (or in a resolution of the board of directors fixing the powers, designations, preferences and relative, participating, optional or other special rights of a particular series of stock within any class thereof) for each share of the corporation’s capital stock having voting power held by such stockholder, but no proxy shall be voted on after three years from its date, unless the proxy provides for a longer period~~,~~ and, except where the transfer books of the corporation have been closed or a date has been fixed as a record date for determination of its stockholders entitled to vote, no share of stock shall be voted at any election for directors which has been transferred on the books of the corporation within twenty days next preceding such election of directors.  A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power.  A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or another duly executed proxy bearing a later date with the Secretary of the corporation.  Voting at meetings of stockholders need not be by written ballot and need not be conducted by inspectors unless the holders of a majority of the outstanding shares of all classes of stock entitled to vote thereon present in person or by proxy at such meeting shall so determine.

Section 12.               Action Without Meeting.  Whenever the vote of stockholders at a meeting thereof is required or permitted to be taken in connection with any corporate action by any provisions of the statutes or of the certificate of incorporation, the meeting and vote of stockholders may be dispensed with if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.  Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

Article III

DIRECTORS

Section 1.                  Number.  The number of directors which shall constitute the whole board shall be fixed from time to time by resolution of the board of directors and shall not be less than 5 nor more than ~~12~~15.  The directors shall be elected at the annual meeting of the stockholders, except as provided in Section 2 of this Article, and each director elected shall hold office until his successor is elected and qualified.  Directors need not be stockholders.

Section 2.                  Vacancies.  Vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, though less than a quorum.  Any directors elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the class of directors in which the directorship was created or the vacancy occurred and until his successor is duly elected and shall qualify, unless sooner displaced.  The Chairman of the Board, at his discretion, may place a newly elected director, or a director filling a vacancy, into class other than the class of directors in which the directorship was created or the vacancy occurred.

Section 3.                  Powers.  The business of the corporation shall be managed by its board of directors which may exercise all such powers of the corporation and do all such lawful acts and things as are not by statute or by the certificate of incorporation or by these by-laws directed or required to be exercised or done by the stockholders.

Section 4.                  Chairman of the Board.  There shall be a Chairman and a Vice Chairman of the Board of Directors elected by the directors from their number at the board’s first meeting after the annual meeting of stockholders.  The Chairman shall preside at all meetings of the board of directors and perform such other duties as may be directed by the board.  He shall, in the absence or disability of the President, perform the duties and exercise the powers of the President, and shall perform such other duties as the board shall assign.  In the absence of the Chairman, the Vice Chairman of the Board shall preside at a meeting of the board of directors.

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~~MEETINGS OF THE BOARD OF DIRECTORS~~

Section 5.                  Location.  The board of directors of the corporation may hold meetings, both regular and special, either within or without the State of Delaware.

Section 6.                  Regular Meetings.  There shall be regular meetings of the board, which may be held on such dates and without notice or upon such notice as the board may from time to time determine.  Regular meetings shall be held at the principal office of the corporation within the State of North Carolina or at such other places either within or without the State of North Carolina and at such specific time as may be fixed by the board from time to time.  There shall also be a regular meeting of the board, which may be held without notice or upon such notice as the board may from time to time determine, after the annual meeting of the stockholders.

Section 7.                  Special Meetings.  Special meetings of the board may be called by the Chairman of the Board or the President on ~~not less than two or, in the case of notice given by mail, not less than three~~ daysat least 24 hours’ notice to each director, either personally ~~or~~, by telephone, by mail or by ~~telegram.~~ Specialelectronic transmission; special meetings shall be called by the Chairman of the Board, the President or Secretary in like manner and on like notice on the written request of at least four directors.

Section 8.                  Quorum.  At all meetings of the board, a majority of the directors shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the board of directors, except as may be otherwise specifically provided by statute or by the certificate of incorporation or these by-laws.  If a quorum shall not be present at any meeting of the board of directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

Section 9.                  Action Without Meeting.  Unless otherwise restricted by the certificate of incorporation or these by-laws, any action required or permitted to be taken at any meeting of the board of directors or of any committee thereof may be taken without a meeting, if~~,~~ prior to such action~~,~~ a written consent thereto is signed by all members of the board or of such committee~~,~~ as the case may be, and such written consent is filed with the minutes of proceeding of the board or committee.

Section 10.               Meeting Communications.  ~~by Conference Telephone. Unless otherwise restricted by the certificate of incorporation, members~~Members of the board of directors or any committee ~~designated by the board~~thereof may participate in ~~the~~and act at any meeting of ~~the~~such board or committee ~~by means~~through the use of a conference telephone or ~~similar~~other communications equipment by means of which all persons participating in the meeting can hear each other, and ~~such~~ participation in ~~a~~the meeting pursuant to this Section 10 of Article III shall constitute presence in person at ~~such~~the meeting.

~~COMMITTEES OF DIRECTORS~~

Section 11.               Committees.  The board, by resolution, may designate from among its members ~~an Executive Committee, a Finance Committee and other~~one or more committees, each consisting of one or more directors.  Each such committee shall have all the authority of the board to the extent provided in such resolution, except as limited by law.  No such committee shall exercise its authority in a manner inconsistent with any action, direction, or instruction of the board.

The board may appoint a chairman ~~of the Executive Committee, the Finance Committee and~~ of any ~~other~~ committee~~s~~ who shall preside at meetings of the~~ir~~ respective committees.  The board may fill any vacancy in any committee and may designate one or more directors as alternate members of such committee, who may replace any absent member or members at any meeting of such committee.  Each such committee shall serve at the pleasure of the board~~, but in no event beyond the board’s first meeting following the annual meeting of the stockholders~~.

All acts done and powers conferred by ~~the Executive Committee or other~~a committee pursuant to the foregoing authorization shall be deemed to be and may be certified as being done or conferred under authority of the board.

A record of the proceedings of ~~the Executive Committee and any other~~each committee shall be kept and submitted at the next regular meeting of the board.

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At least one-third but not less than two of the members of any committee having more than two members shall constitute a quorum for the transaction of business by such committee and the vote of a majority of the members present at the time of the vote, if a quorum is present at such time, shall be the act of the committee.  If a committee shall have only two members, a quorum shall not be present for the transaction of business unless both members are present at the time of the vote.

If a committee or the board shall establish regular meetings of any committee, such meetings may be held without notice or upon such notice as the committee may from time to time determine.  Notice of the time and place of special meetings of any committee shall be given to each member of the committee in the same manner as in the case of special meetings of the board.  Notice of a meeting need not be given to any member of a committee who signs a waiver of notice~~,~~ whether before or after the meeting, or who attends the meeting without protesting, prior thereto or at its commencement, the lack of notice to him.  Except as otherwise provided in these by-laws, each committee shall adopt its own rules of procedure.

~~COMPENSATION OF DIRECTORS~~

Section 1.                  Compensation.~~.~~ The Directors who are also full-time employees of the corporation shall not receive any compensation for their services as directors but they may be ~~paid their~~reimbursed for reasonable expenses~~, if any,~~  of attendance ~~at each meeting of the board of~~.  All other directors ~~and~~ may ~~be~~ paidreceive either an annual fee or a ~~fixed sum~~fee for each meeting attended, or both, and expenses of attendance ~~at each~~, if any, at each regular or special meeting of the board of directors ~~or a stated salary as director. No such payment~~; provided, that nothing herein contained shall be construed to preclude any director from serving the corporation in any other capacity and receiving compensation therefor.  Members of special or standing committees may be allowed such compensation for attending committee meetings, as may be determined by resolution of the board of directors.

Article IV

NOTICES

Section 1.                  Writing.  Notices to directors and stockholders shall be in writing and delivered personally or mailed to the directors or stockholders at their addresses appearing on the books of the corporation.  Notice to directors may also be given by telegram.

Section 2.                  Waiver.  Whenever any notice is required to be given under provisions of the statutes or of the certificate of incorporation or of these by-laws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

Article V

OFFICERS

Section 1.                  Officers.  The officers of the corporation shall ~~be chosen~~ byconsist of such officers as the board of directors ~~and shall~~ bemay from time to time elect, including without limitations, a Chairman of the Board ~~or~~, a ~~President or~~ bothChief Executive Officer, a Chief Financial Officer, a Chief Operating Officer, a Chief Merchandising Officer, a Chief Marketing Officer, a Vice Chairman of the Board, a President, a Secretary, a Treasurer ~~and a Controller. The board of directors may also choose a Vice-President or~~, and such one or more Executive Vice Presidents, Senior Vice~~-~~ Presidents~~, and one or~~ more and Vice Presidents with such Vice Presidential designations, if any, as the Board may determine, and such Assistant Vice Presidents, Assistant Secretaries, and Assistant Treasurers~~.~~ Two as the board of directors may elect.  Any two (2) or more of such offices may be held by the same person, except the offices of President and Secretary or President and Assistant Secretary.

Subject to the authority of the board of directors, the Chief Executive Officer is hereby vested with the authority to appoint such other officers and agents and assign such duties as the Chief Executive Officer may deem appropriate from time to time and it is further understood that all such officers and agents serve at discretion of the Chief Executive Officer, and it is understood that the Chief Executive Officer will keep the Board informed of any such appointments and changes at regular board meetings.

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Section 2.                  Election.  The board of directors at its first meeting after each annual meeting of stockholders shall choose a President from among the directors, and shall choose a Secretary and a Treasurer, and may choose one or more Vice-Presidents, none of whom need be a member of the board.

Section 3.                  Other Officers.  The board of directors may appoint such other officers and agents as it shall deem necessary who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the board.

Section 4.                  Salaries.  The salaries of all officers and agents of the corporation shall be fixed by the board of directors.

Section 5.                  Term.  The officers of the corporation shall hold office until their successors are chosen and qualify.  Any officer elected or appointed by the board of directors may be removed at any time, with or without cause, by the affirmative vote of a majority of the board of directors.  Any officer may resign at any time by giving written notice thereof to the President or to the board, or by retiring or by leaving the employ of the corporation (without being employed by a subsidiary or affiliate) and any such action shall take effect as a resignation without necessity of further action.  Any vacancy occurring in any office of the corporation shall be filled by the board of directors.

~~THE PRESIDENT~~

Section 6.                  President. Duties~~.~~ The Unless otherwise determined by the board of directors, the President shall be the chief executive officer of the corporation, shall preside at all meetings of the stockholders and the board of directors, shall have general and active management of the business of the corporation and shall see that all orders and resolutions of the board of directors are carried into effect. ~~He shall be ex officio a member of all standing committees and, in~~ In the absence of the Chairman and the Vice Chairman of the Board, the President shall preside at all meetings of the ~~board of~~stockholders and directors. ~~Except as otherwise provided by these by-laws or any statute or regulation, the President shall have the authority to assign duties to other officers, employees and agents of the corporation, including the authority to designate other officers to execute instruments on behalf of the corporation without obtaining a resolution therefor from the board of directors.  Section 7.~~ Powers~~. He~~ The President shall execute bonds, mortgages and other contracts requiring a seal, under the seal of the corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the board of directors to some other officer or agent of the corporation.  The President shall have such other powers as the board of directors may from time to time prescribe.

~~THE VICE-PRESIDENTS~~

~~Section 8.~~ Duties

Section 7.                  Vice Presidents.  The Vice~~-~~ President, or if there shall be more than one, the Vice~~-~~ Presidents, in the order determined by the board of directors, shall, in the absence or disability of the President, perform the duties and exercise the powers of the President and shall perform such other duties and have such other powers as the board of directors may from time to time prescribe.

~~THE SECRETARY AND ASSISTANT SECRETARIES~~

~~Section 9~~

Section 8.                  Secretary. Duties~~.~~ The Secretary shall attend all meetings of the board of directors and all meetings of the stockholders and record all the proceedings of the meetings of the corporation and of the board of directors in a book to be kept for that purpose and shall perform like duties for the standing committees when required. ~~He~~ The Secretary shall have charge of the record of stockholders required by law, which may be kept by any transfer agent or agents under his direction. ~~He~~ The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the board of directors, and shall perform such other duties as may be prescribed by the board of directors or President, under whose supervision ~~he~~the Secretary shall be. ~~He~~ The Secretary shall keep in safe custody the seal of the corporation and, when authorized by the board of directors, affix the same to any instrument requiring it and, when so affixed, it shall be attested by his signature or by the signature of an Assistant Secretary.

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Section 9.                  ~~Section 10.~~ Assistant Secretaries.  The Assistant Secretary, or if there shall be more than one, the Assistant Secretaries in the order determined by the board of directors, shall, in the absence or disability of the Secretary, perform the duties and exercise the powers of the Secretary and shall perform such other duties and have such other powers as the board of directors may from time to time prescribe.

~~THE TREASURER AND ASSISTANT TREASURERS~~

~~Section 11~~

Section 10.               Treasurer. Duties~~.~~ The ~~treasurer~~Treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the corporation in such depositories as may be designated by the board of directors.~~Section 12.~~ Disbursement~~.~~ He  The Treasurer shall perform such other duties and have such other powers as the board of directors may from time to time prescribe.  The Treasurer shall disburse the funds of the corporation as may be ordered by the board of directors, taking proper vouchers for such disbursements, and shall render to the President and the board of directors, at its regular meetings, or when the board of directors so ~~require~~requires, an account of all ~~his~~ transactions as Treasurer and of the financial condition of the corporation.

~~Section 13.~~ Bond~~. If required by the board of directors, he shall give the corporation a bond (which shall be renewed every six years) in such sum and with such surety or sureties as shall be satisfactory to the board of directors for the faithful performance of the duties of his office and for the restoration to the corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belong to the corporation.~~

~~Section 14.~~

Section 11.               Assistant Treasurers.  The Assistant Treasurer, or if there shall be more than one, the Assistant Treasurers in the order determined by the board of directors, shall, in the absence or disability of the Treasurer, perform the duties and exercise the powers of the Treasurer and shall perform such other duties and have such other powers as the board of directors may from time to time prescribe.

~~CONTROLLER~~

~~Section 15~~

Section 12.               Controller. Duties~~.~~ The Controller shall, unless otherwise designated by the board of directors, be the chief accounting officer of the corporation and shall have control of all its books of account. ~~He~~ The Controller shall see that correct and complete books and records of account are kept as required by law, showing fully, in such form as ~~he~~Controller shall prescribe, all transactions of the corporation, and ~~he~~the Controller shall require, keep and preserve all vouchers relating thereto for such period as may be necessary.  The Controller shall render periodically such financial statements and such other reports relating to the corporation’s business as may be required by the President or the board. ~~He~~ The Controller shall generally perform all duties ~~appertaining~~pertaining to the office of controller of a corporation.

~~OFFICIALS AND AGENTS~~

~~Section 16.~~ Officials and Agents~~. The President or his delegate may appoint such officials and agents of the corporation as the conduct of its business may require and assign to them such titles, powers, duties and compensation as he shall see fit and may remove or suspend or modify such titles, powers, duties or compensation at any time with or without cause.~~

Article VI

~~CERTIFICATES~~

SHARES OF STOCK

Section 1.                  Certificates. ~~Every~~ Shares of stock in the corporation may be certificated or uncertificated, as provided under the General Corporation Law of the State of Delaware.  Each holder of stock in the corporation, upon written request to the transfer agent or the corporation, shall be entitled to have a certificate, signed by, or in

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 the name of the corporation by, the President or a Vice~~-~~ President and the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the corporation, certifying the number of shares owned by him in the corporation.  If the corporation shall be authorized to issue more than one class of stock, or more than one series of any class, the designations, preference and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarization on the face or the back of the certificate which the corporation shall issue to represent such class or series of stock, or, if uncertificated, in the notice required to be sent to the registered owner thereof in accordance with Delaware law; provided, however, that except as otherwise provided in Section 202 of the General Corporation Law of Delaware, in lieu of the foregoing requirements, there may be set forth on the face or the back of the certificate which the corporation shall issue to represent such class or series of stock, or, in the case of uncertificated stock, in the notice required to be sent to the registered owner thereof, a statement that the corporation will furnish without charge to each stockholder who so requests~~,~~ a copy of the designations, preferences and relative, participating, option or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

Section 1.                  Facsimile Signatures.  Where a certificate is signed (1) by a transfer agent or an assistant transfer agent or (2) by a transfer clerk acting on behalf of the corporation and a registrar, the signature of any such President, Vice~~-~~ President, Treasurer, Assistant Treasurer, Secretary or Assistant Secretary may be facsimile.  In case any officer or officers who have signed or whose facsimile signature or signatures have been used on any such certificate or certificates shall cease to be such officer or officers of the corporation, whether because of death, resignation or otherwise, before such certificate or certificates have been delivered by the corporation, such certificate or certificates may nevertheless be adopted by the corporation and be issued and delivered as though the person or persons who signed such certificate or certificates or whose facsimile signature or signatures have been used thereon had not ceased to be such officer or officers of the corporation.

Section 2.                  Lost Certificate.  The board of directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost or destroyed, upon the making of an affidavit of the fact by the person claiming the certificate of stock to be lost or destroyed.  When authorizing such issue of a new certificate or certificates, the board of directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or to give the corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost or destroyed.

Section 3.                  Transfers of Stock.  Upon surrender to the corporation or the transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.  Upon a transfer of uncertificated shares of stock, the record of such person’s stock shall be cancelled and shares shall be transferred to the person entitled thereto upon the issuance of a certificate or an electronic transfer of such shares.  A record shall be made of each transfer and whenever a transfer shall be made for collateral security, and not absolutely, it shall be so expressed in the entry of the transfer.

Section 4.                  Closing of Transfer Books.  The board of directors may close the stock transfer books of the corporation for a period not exceeding ~~fifty~~sixty (60) days preceding the date of any meeting of stockholders~~,~~ or the date for payment of any dividend~~,~~ or the date for the allotment of rights~~,~~ or the date when any change or conversion or exchange of capital stock shall go into effect~~,~~ or for a period of not exceeding fiftysixty (60) days in connection with obtaining the consent of stockholders for any purpose.  In lieu of closing the stock transfer books as aforesaid, the board of directors may fix in advance a date, not exceeding ~~fifty~~sixty (60) days preceding the date of any meeting of stockholders, or the date for the payment of any dividend, or the date for the allotment of rights, or the date when any change or conversion or exchange of capital stock shall go into effect, or a date in connection with obtaining such consent, as a record date for the determination of the stockholders entitled to notice of, and to vote at, any such meeting, and any adjournment thereof, or entitled to receive payment of any such dividend, or to any such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of capital stock, or to give such consent, and in such case such stockholders and only such stockholders as shall be

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stockholders of record on the date so fixed shall be entitled to such notice of ~~and to vote at such meeting and any adjournment thereof~~, or to receive payment of such dividend, or to receive such allotment of rights, or to exercise such rights, or to give such consent, as the case may be~~,~~ notwithstanding any transfer of any stock on the books of the corporation after any such record date fixed as aforesaid.

Section 5.                  Registered Stockholders.  The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

Article VII

RIGHT OF FIRST REFUSAL ON ESOP STOCK

All shares of stock of the corporation distributed by The Cato Corporation Employee Stock Ownership Trust (the “Trust”) shall be subject to a right of first refusal as follows:

Prior to any transfer of any such shares to a prospective third party transferee by the holder of the shares, those shares must first be offered for sale by written offer made concurrently to the Trust and to the corporation upon the same terms and at the same price as offered by or to the prospective third party transferee.  Any such offer to the Trust and the corporation shall disclose the name of the prospective third party transferee and the price and terms offered by or to the transferee.  The corporation shall have the first right to purchase all or part of the shares; to the extent the corporation shall not accept the offer to sell, the Trust may purchase all or part of the remaining shares.  An acceptance by the corporation or the Trust of any such offer must be made in writing within 60 days following receipt of the offer by the corporation.

If the offer is not accepted by the corporation, the Trust, or both, then the proposed transfer may be completed within 6 months following receipt of the offer by the corporation, but only to the same prospective third party transferee and only upon the same terms and at the same price as originally offered to or by that prospective third party transferee.  If the transfer is not completed within 6 months as described, the holder of the shares must comply once again with the procedures described in this Article VII before making any transfer of the shares.

The right provided in this Article VII shall apply to all shares distributed by the Trust, whether such shares are held by a participant in the Employee Stock Ownership Plan, his beneficiary or other person to whom such shares may have been distributed by the Trustee (or by any transferee or successor transferee of any of the foregoing unless the Trust and the corporation had failed to exercise any earlier right of first refusal with respect to such shares and such shares had been transferred to the prospective transferee in accordance with this Article VII).  Unless the corporation shall waive its rights hereunder, a suitable legend regarding this right of first refusal shall be printed on each share certificate subject to such right, and the board of directors of the corporation may provide from time to time for such reasonable rules designed to facilitate the administration of such right as it shall deem appropriate.

The corporation and the Trust may in any instance waive the right of refusal granted to the corporation or the Trust by this Article VII.  Any such waiver shall be made by a resolution of the board of directors directing that the legend referred to above shall not be included on any share certificates to be distributed by the Trust, and any such shares to which such direction applies shall thereafter be free forever of the first right of refusal contained in this Article VII.

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Article VIII

GENERAL PROVISIONS

Section 1.                  Dividends.  Dividends upon the capital stock of the corporation, subject to the provisions of the certificate of incorporation, if any, may be declared by the board of directors at any regular or special meeting, pursuant to law.  Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the certificate of incorporation.

Section 2.                  Reserves.  Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the directors shall think conducive to the interest of the corporation, and the directors may modify or abolish any such reserve in the manner in which it was created.

Section 3.                  Annual Statement.  The board of directors shall present at each annual meeting, and at any special meeting of the stockholders when called for by vote of the stockholders, full and clear statement of the business and condition of the corporation.

Section 4.                  Checks.  All checks or demands for money and notes of the corporation shall be signed by such officer or officers or such other person or persons as the board of directors may from time to time designate.

Section 5.                  Fiscal Year.  The fiscal year of the corporation shall end on the last Saturday closest to the last day in January of each year.

Section 6.                  Seal.  The corporate seal of the corporation shall consist of two concentric circles between which is the name of the corporation and in the center of which is inscribed SEAL.  The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

Article IX

AMENDMENTS

Section 1.                  Amendments.  ~~These by-laws may be altered or repealed at any regular meeting of the stockholders or the board of directors or at any special meeting of the stockholders or of the board of directors if notice of such alteration or repeal be contained in the notice of such special meeting~~.  Subject to the provisions of the certificate of incorporation of the corporation, the board of directors may adopt, amend or repeal the by-laws.  The stockholders shall also have the power to adopt, amend or repeal the by-laws; provided, however, that, in addition to any vote of the holders of any class or series of stock of the corporation required by law or by the certificate of incorporation, such action by stockholders shall require the affirmative vote of the holders of at least a majority of the voting power of all of the then-outstanding shares of the capital stock of the corporation entitled to vote generally in the election of directors, voting together as a single class.

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CLASS A COMMON STOCK

THE CATO CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints John P. D. Cato and Christin J. Reische, and each of them, with full power of substitution, attorneys and proxies to appear and vote, as indicated on the reverse side of this card, all of the shares of Class A Common Stock of The Cato Corporation that the undersigned would be entitled to vote at the Annual Meeting of Shareholders of The Cato Corporation to be held on May 21, 2020 and at any and all adjournments thereof. The Board recommends a vote FOR the following items:

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY SO AS TO INSURE A QUORUM AT THE MEETING. THIS IS IMPORTANT WHETHER YOU OWN FEW OR MANY SHARES. DELAY IN RETURNING YOUR PROXY MAY SUBJECT THE COMPANY TO ADDITIONAL EXPENSE.

(Continued and to be signed on the reverse side.)

ANNUAL MEETING OF SHAREHOLDERS OF

THE CATO CORPORATION

May 21, 2020

CLASS A COMMON STOCK

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, proxy statement and proxy card are available at www.catofashions.com/info/proxy.cfm

Please sign, date and mail your vote authorization form in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2, 3, 4, 5 AND 6.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.  ELECTION OF DIRECTORS:

NOMINEES:

2.   To  approve  the  Company’s  Amended  and  Restated Certificate of Incorporation to provide the Board the

FOR  AGAINST ABSTAIN

☐     ☐      ☐

FOR ALL NOMINEES                      ◯ Pamela L. Davies

◯ Thomas B. Henson

◯ Bryan F. Kennedy, III

WITHHOLD AUTHORITY

FOR ALL NOMINEES

FOR ALL EXCEPT

(See instructions below)

power to adopt, amend or repeal the Company’s By- Laws, as amended (the “Bylaws”), along with certain technical changes, to align with a majority of public companies;

3.   To ratify the Board’s previously adopted amendments to the Bylaws, including:

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here ⚫

a. To vest the Chairman and Chief Executive Officer with authority to appoint other officers and reassign duties, similar to many public companies (adopted on January 28, 1993);

b.  To authorize the Company to issue uncertificated shares, as required by New York Stock Exchange rule (adopted on December 6, 2007); and

c.  To change the maximum days in advance of a stockholder meeting, dividend payment or other events that a record date may be set from not more than fifty (50) days in advance to not more than sixty (60) days in advance, in accordance with Delaware law (adopted on February 26, 2009).

4.   To  approve  the  Company’s  Amended  and  Restated Bylaws;

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

5.   To  approve,  on  an  advisory  basis,  the  Company’s executive compensation;

□       6.  To  ratify  the  selection  of  PricewaterhouseCoopers  LLP as    the   Company’s   independent   registered   public accounting  firm for the fiscal year ending January 30, 2021.

7.  To consider and act upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 2, 3, 4, 5, 6 AND "FOR" ELECTION OF ALL NOMINEES FOR DIRECTOR.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT AND REVOKES ALL PROXIES HERETOFORE GIVEN BY THE UNDERSIGNED.

Signature of Shareholder                                                                 Date:                                Signature of Shareholder                                                                                      Date:

Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF SHAREHOLDERS OF

THE CATO CORPORATION

May 21, 2020

CLASS A COMMON STOCK

PROXY VOTING INSTRUCTIONS

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-

9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

COMPANY NUMBER ACCOUNT NUMBER

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, proxy statement and proxy card

are available at www.catofashions.com/info/investor-relations

↓ Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. ↓

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2, 3, 4, 5 AND 6.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.  ELECTION OF DIRECTORS:

NOMINEES:

2.   To  approve  the  Company’s  Amended  and  Restated Certificate of Incorporation to provide the Board the

FOR  AGAINST ABSTAIN

☐     ☐      ☐

FOR ALL NOMINEES                      ◯ Pamela L. Davies

◯ Thomas B. Henson

◯ Bryan F. Kennedy, III

WITHHOLD AUTHORITY

FOR ALL NOMINEES

FOR ALL EXCEPT

(See instructions below)

power to adopt, amend or repeal the Company’s By- Laws, as amended (the “Bylaws”), along with certain technical changes, to align with a majority of public companies;

3.   To ratify the Board’s previously adopted amendments to the Bylaws, including:

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ⚫

a. To vest the Chairman and Chief Executive Officer with authority to appoint other officers and reassign duties, similar to many public companies (adopted on January 28, 1993);

b.  To authorize the Company to issue uncertificated shares, as required by New York Stock Exchange rule (adopted on December 6, 2007); and

c.  To change the maximum days in advance of a stockholder meeting, dividend payment or other events that a record date may be set from not more than fifty (50) days in advance to not more than sixty (60) days in advance, in accordance with Delaware law (adopted on February 26, 2009).

4.   To  approve  the  Company’s  Amended  and  Restated Bylaws;

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

5.   To  approve,  on  an  advisory  basis,  the  Company’s executive compensation;

☐

6.   To ratify the selection of PricewaterhouseCoopers LLP

as the Company’s independent registered public accounting firm for the fiscal year ending January 30, 2021.

7.   To consider and act upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

THIS  PROXY  WHEN  PROPERLY  EXECUTED  WILL  BE  VOTED  IN  THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF

NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 2, 3, 4, 5, 6 AND "FOR" ELECTION OF ALL NOMINEES FOR DIRECTOR.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT AND REVOKES ALL PROXIES HERETOFORE GIVEN BY THE UNDERSIGNED.

Signature of Shareholder                                                                 Date:                                Signature of Shareholder                                                                                      Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.